                                                                   EXHIBIT 10.19

                                                                  EXECUTION COPY



                  THIRD AMENDED AND RESTATED REVOLVING CREDIT

                                      AND

                               SECURITY AGREEMENT

                             BANK OF AMERICA, N.A.
                                   (AS AGENT)

                                      WITH

                             WINCUP HOLDINGS, INC.
                          RADNOR CHEMICAL CORPORATION
                              STYROCHEM U.S., LTD.
                          RADNOR HOLDINGS CORPORATION
                             RADNOR DELAWARE, INC.
                            STYROCHEM DELAWARE, INC.
                               WINCUP TEXAS, LTD.
                              (AS U.S. BORROWERS)

                                      AND

                    STYROCHEM EUROPE (THE NETHERLANDS) B.V.
                              STYROCHEM FINLAND OY
                             THERMISOL DENMARK A/S
                              THERMISOL SWEDEN AB
                              THERMISOL FINLAND OY
                            (AS EUROPEAN BORROWERS)

                                      AND

                                  THE LENDERS



                               December 29, 1999

                               TABLE OF CONTENTS


                                                                            Page
I.     DEFINITIONS.........................................................   2
       1.1.  Accounting Terms..............................................   2
       1.2.  General Terms.................................................   2
       1.3.  Uniform Commercial Code Terms.................................  21
       1.4.  Certain Matters of Construction...............................  21

II.    ADVANCES, PAYMENTS..................................................  21
       2.1.  U.S. Revolving Advances.......................................  21
       2.1A. European Revolving Advances...................................  22
       2.2.  Procedure for Borrowing.......................................  23
       2.3.  Disbursement of Advance Proceeds..............................  25
       2.4.  Optional Currencies...........................................  25
       2.5.  Maximum Advances..............................................  27
       2.6.  Repayment of Advances.........................................  27
       2.7.  Currency......................................................  27
       2.8.  Statement of Account..........................................  28
       2.9.  Letters of Credit.............................................  28
      2.10.  Issuance of Letters of Credit.................................  29
      2.11.  Requirements For Issuance of Letters of Credit................  29
      2.12.  Additional Payments...........................................  31
      2.13.  Manner of Borrowing and Payment...............................  31
      2.14.  Swingline Loans...............................................  34
      2.15.  Utilization of Advances in Optional Currencies................  36

III   INTEREST AND FEES....................................................  36
       3.1.  Interest......................................................  36
       3.2.  Letter of Credit Fees.........................................  36
       3.3.  Fees..........................................................  37
       3.4.  Collateral Monitoring Fee.....................................  38
       3.5.  Computation of Interest and Fees..............................  38
       3.6.  Maximum Charges...............................................  38
       3.7.  Increased Costs...............................................  38
       3.8.  Basis For Determining Interest Rate Inadequate or Unfair......  39
       3.9.  Capital Adequacy..............................................  40

IV.    COLLATERAL; GENERAL TERMS...........................................  40
       4.1.  Acknowledgement and Grant of Security Interests...............  40
       4.2.  Perfection of Security Interest...............................  41
       4.3.  Disposition of Collateral.....................................  42
       4.4.  Preservation of Collateral....................................  42
       4.5.  Ownership of Collateral.......................................  42
       4.6.  Defense of Agent's and Lender's Interests.....................  43

       4.7.  Books and Records.............................................  43
       4.8.  Financial Disclosure..........................................  43
       4.9.  Compliance with Laws..........................................  44
       4.10. Inspection of Premises........................................  44
       4.11. Insurance.....................................................  44
       4.12. Failure to Pay Insurance......................................  45
       4.13. Payment of Taxes..............................................  45
       4.14. Payment of Leasehold Obligations..............................  46
       4.15. Receivables...................................................  46
       4.16. Inventory.....................................................  48
       4.17. Intentionally Omitted.........................................  48
       4.18. Exculpation of Liability......................................  49
       4.19. Environmental Matters.........................................  49
       4.20. Financing Statements..........................................  50
       4.21. ThermiSol Sweden..............................................  50

V.    REPRESENTATIONS AND WARRANTIES.......................................  51
       5.1.  Authority.....................................................  51
       5.2.  Formation and Qualification...................................  51
       5.3.  Survival of Representations and Warranties....................  51
       5.4.  Tax Returns...................................................  51
       5.5.  Financial Statements..........................................  52
       5.6.  Corporate Name................................................  52
       5.7.  O.S.H.A. and Environmental Compliance.........................  53
       5.8.  Solvency: No Litigation, Violation, Indebtedness or Default...  53
       5.9.  Patents, Trademarks, Copyrights and Licenses..................  55
       5.10. Licenses and Permits..........................................  55
       5.11. Default of Indebtedness.......................................  55
       5.12. No Default....................................................  55
       5.13. No Burdensome Restrictions....................................  55
       5.14. No Labor Disputes.............................................  55
       5.15. Margin Regulations............................................  56
       5.16. Investment Company Act........................................  56
       5.17. Disclosure....................................................  56
       5.18. Intentionally Omitted.........................................  56
       5.19. Swaps.........................................................  56
       5.20. Conflicting Agreements........................................  56
       5.21. Application of Certain Laws and Regulations...................  56
       5.22. Business and Property of Borrowers............................  57
       5.23. Acquisition...................................................  57
       5.24. Year 2000 Matters.............................................  57
VI.    AFFIRMATIVE COVENANTS...............................................  57
       6.1.  Payment of Fees...............................................  57
       6.2.  Conduct of Business and Maintenance of Existence and Assets...  57
       6.3.  Violations....................................................  58
       6.4.  Government Receivables........................................  58

       6.5.  Net Worth.....................................................  58
       6.6.  Current Ratio.................................................  58
       6.7.  Fixed Charge Coverage.........................................  58
       6.8.  Interest Coverage.............................................  59
       6.9.  Net Income....................................................  59
       6.10. Funded Indebtedness to EBITDA Ratio...........................  59
       6.11. Execution of Supplemental Instruments.........................  59
       6.12. Payment of Indebtedness.......................................  59
       6.13. Standards of Financial Statements.............................  59
       6.14. Exercise of Rights............................................  60
       6.15. Landlord Waivers; Bailee Letters..............................  60

VII.   NEGATIVE COVENANTS..................................................  60
       7.1.  Merger, Consolidation, Acquisition and Sale of Assets.........  60
       7.2.  Creation of Liens.............................................  61
       7.3.  Guarantees....................................................  61
       7.4.  Investments...................................................  61
       7.5.  Loans.........................................................  61
       7.6.  Capital Expenditures..........................................  62
       7.7.  Dividends: Distributions......................................  62
       7.8.  Indebtedness..................................................  63
       7.9.  Nature of Business............................................  63
       7.10. Transactions with Affiliates..................................  63
       7.11. Leases........................................................  63
       7.12. Subsidiaries..................................................  64
       7.13. Fiscal Year and Accounting Changes............................  64
       7.14. Pledge of Credit..............................................  64
       7.15. Amendment of Certificate of Incorporation, Etc................  64
       7.16. Compliance with ERISA.........................................  64
       7.17. Senior Notes..................................................  65
       7.18. Second Senior Notes...........................................  65
       7.19. Prepayment of Indebtedness....................................  65

VIII.  CONDITIONS PRECEDENT................................................  65
       8.1.  Conditions to Initial Advances................................  65
       8.2.  Conditions to Each Advance....................................  69

IX.    INFORMATION.........................................................  70
       9.1.  Disclosure of Material Matters................................  70
       9.2.  Schedules.....................................................  70
       9.3.  Intentionally Omitted.........................................  70
       9.4.  Litigation....................................................  70
       9.5.  Material Occurrences..........................................  70
       9.6.  Government Receivables........................................  71
       9.7.  Annual Financial Statements...................................  71
       9.8.  Quarterly Financial Statements................................  71
       9.9.  Monthly Financial Statements..................................  72

       9.10. Other Reports.................................................  72
       9.11. Additional Information........................................  72
       9.12. Projected Operating Budget....................................  73
       9.13. Intentionally Omitted.........................................  73
       9.14. Notice of Suits, Adverse Events...............................  73
       9.15. ERISA Notices and Requests....................................  73
       9.16. Additional Documents..........................................  74

XI.    LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT..........................  77
       11.1. Rights and Remedies...........................................  77
       11.2. Agent's Discretion............................................  78
       11.3. Setoff........................................................  78
       11.4. Rights and Remedies not Exclusive.............................  78
       11.5. Actions in Concert............................................  78

XII.   WAIVERS AND JUDICIAL PROCEEDINGS....................................  78
       12.1. Waiver of Notice..............................................  78
       12.2. Delay.........................................................  79
       12.3. Jury Waiver...................................................  79

XIII.  EFFECTIVE DATE AND TERMINATION......................................  79
       13.1. Term..........................................................  79
       13.2. Termination...................................................  79

XIV.   REGARDING AGENT.....................................................  80
       14.1. Appointment...................................................  80
       14.2. Nature of Duties..............................................  80
       14.3. Lack of Reliance on Agent and Resignation.....................  81
       14.4. Certain Rights of Agent.......................................  81
       14.5. Reliance......................................................  82
       14.6. Notice of Default.............................................  82
       14.7. Indemnification...............................................  82
       14.8. Agent in its Individual Capacity..............................  82
       14.9. Delivery of Documents.........................................  83
       14.10.Borrowers' Undertaking to Agent...............................  83

XV.    MISCELLANEOUS.......................................................  83
       15.1. Governing Law.................................................  83
       15.2. Entire Understanding..........................................  84
       15.3. Successors and Assigns; Participations; New Lenders...........  85
       15.4. Application of Payments.......................................  86
       15.5. Indemnity.....................................................  86
       15.6. Notice........................................................  87
       15.7. Survival......................................................  88
       15.8. Severability..................................................  88
       15.9. Expenses......................................................  88
       15.10.Injunctive Relief.............................................  89

      15.11. Consequential Damages.........................................  89
      15.12. Captions......................................................  89
      15.13. Counterparts:  Telecopied Signatures..........................  89
      15.14. Construction..................................................  89
      15.15. Currency Indemnity............................................  89

XVI.  BORROWING AGENCY.....................................................  90
      16.1. Borrowing Agency Provisions....................................  90
      16.2. Waiver of Subrogation..........................................  91

XVII. GUARANTY.............................................................  91
      17.1. Cross-Guaranty.................................................  91
      17.2. Contribution with Respect to Guaranty Obligations..............  92
      17.3. Obligations Absolute...........................................  93
      17.4. Waiver.........................................................  94
      17.5. Recovery.......................................................  94
      17.6. Liability Cumulative...........................................  95

                             EXHIBITS AND SCHEDULES


EXHIBITS
Exhibit 2.1         - Form of Amended and Restated U.S. Revolving Credit Note
Exhibit 2.1A        - Form of European Revolving Note
Exhibit 2.2(a)      - Form of Notice of Borrowing
Exhibit 2.9         - Form of Letter of Credit and Security Agreement
Exhibit 2.14(b)(i)  - Form of Swingline Request
Exhibit 2.14(d)     - Form of Swingline Note
Exhibit 5.5(b)      - Financial Projections
Exhibit 7.12-A      - Form of Joinder Agreement
Exhibit 7.12-B      - Form of Guaranty (Corporate)
Exhibit 8.1(j)      - Form of Officers' Certificate
Exhibit 15.3        - Form of Commitment Transfer Supplement


SCHEDULES
Schedule 1.2        - Permitted Encumbrances
Schedule 4.5        - Locations of Equipment and Inventory
Schedule 4.15(c)    - Location of Borrowers' Executive Offices
Schedule 4.20       - Financing Statements
Schedule 5.2(a)     - Formation and Qualification
Schedule 5.2(b)     - Subsidiaries
Schedule 5.4        - Federal Tax Identification Numbers
Schedule 5.6        - Corporate Names
Schedule 5.7        - Environmental Releases, Spills, etc.
Schedule 5.8 (b)    - Pending Litigation
Schedule 5.8(d)     - Multiemployer Plans
Schedule 5.9        - Licenses, Trademarks, Patents, Copyrights, Source Code
                      Escrow Agreements
Schedule 5.10       - Licenses and Permits
Schedule 5.14       - Labor Disputes
Schedule 7.3        - Guarantees

                                                                  EXECUTION COPY

                  THIRD AMENDED AND RESTATED REVOLVING CREDIT
                                      AND
                              SECURITY AGREEMENT


     Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999 between WINCUP HOLDINGS, INC. ("WinCup"), RADNOR CHEMICAL CORPORATION ("Radnor Chemical"), STYROCHEM U.S., LTD. ("StyroChem"), RADNOR HOLDINGS CORPORATION ("Radnor"), RADNOR DELAWARE, INC. ("Radnor Delaware"), STYROCHEM DELAWARE, INC. ("StyroChem Delaware") and WINCUP TEXAS, LTD. ("WinCup Texas") (WinCup, Radnor Chemical, StyroChem, Radnor, Radnor Delaware, StyroChem Delaware and WinCup Texas each, a "U.S. Borrower" and jointly and severally, the "U.S. Borrowers") and STYROCHEM EUROPE (THE NETHERLANDS) B.V. ("StyroChem Europe"), STYROCHEM FINLAND OY ("StyroChem Finland"), THERMISOL DENMARK A/S ("ThermiSol Denmark"), THERMISOL SWEDEN AB ("ThermiSol Sweden") and THERMISOL FINLAND OY ("ThermiSol Finland") (StyroChem Europe, StyroChem Finland, ThermiSol Denmark, ThermiSol Sweden and ThermiSol Finland each, a "European Borrower" and jointly and severally, the "European Borrowers"; the European Borrowers, together with the U.S. Borrowers each, a "Borrower" and collectively, the "Borrowers"), BANK OF AMERICA, N.A., a national banking association ("Bank of America") and each of the other financial institutions which are and such financial institutions which become a party hereto pursuant to Section 15.3 (Bank of America and such other financial institutions, collectively, the "Lenders" and individually a "Lender") and Bank of America, as administrative and collateral agent for the Lenders (Bank of America, in such capacity, the "Agent").

                                  BACKGROUND
                                  ----------

     WinCup, Radnor Chemical (formerly known as SP Acquisition Co.), StyroChem (formerly known as StyroChem International, Inc.), Radnor, Radnor Delaware, StyroChem Delaware and WinCup Texas entered into a Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997 (as same may have been amended, modified or supplemented, the "Existing Loan Agreement") and the European Borrowers, the Prior U.K. Agent (as defined herein) and Bank of America were parties to a Supplement Revolving Multicurrency Credit Agreement dated as of December 12, 1997 (the "Supplement"). GMAC Commercial Credit LLC (formerly BNY Factoring LLC, formerly BNY Financial Corporation) (the "Prior Agent") and GMAC Commercial Credit Development Limited (formerly BNY Financial Limited) (the "Prior U.K. Agent") resigned as Agent under the Existing Loan Agreement and the Supplement and has assigned all of its rights, obligations and interests as Agent and as a Lender under the Existing Loan Agreement and the Supplement, respectively to Bank of America pursuant to an Assignment Agreement dated as of the date hereof. By execution of this Agreement, WinCup, Radnor Chemical, StyroChem, Radnor, Radnor Delaware, StyroChem Delaware, WinCup Texas, Agent and Lenders wish to amend and restate the Existing Loan Agreement on the terms and conditions hereinafter set forth and the European Borrowers agree to the extension of the loans hereunder to the European Borrowers on the terms and conditions hereinafter set forth.

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, the U.S. Borrowers, the European Borrowers, Agent and Lenders hereby agree as follows:

I.   DEFINITIONS.
     -----------

     1.1. Accounting Terms.
          ----------------

     As used in this Agreement or any certificate, report, note or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such
                                              --------  -------
accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP applied in preparation of the audited financial statements of Borrowers on a consolidated basis for the fiscal period ended December 27, 1998.

     1.2. General Terms.
          -------------

     For purposes of this Agreement the following terms shall have the following meanings:

     "Acquisition Agreement" shall mean the Stock Purchase Agreement including
      ---------------------
all exhibits and schedules thereto dated as of October 28, 1996 among Richard Davidovich, Richard Davidovich Charitable Trust, James River Paper Company, Inc., Grupo Industrial Hermes, S.A. de C.V., E.M. Rosenthal, Rozanne Rosenthal, Ashli M. Rosenthal Trust, Benjamin A. Rosenthal Trust, Madelyn E. Rosenthal Trust, JMC Family Investment Ltd. Partnership and Richard C. Penshorn (collectively, "Sellers") as sellers and Radnor as buyer.

     "Advances" shall mean and include the Revolving Advances, Letters of Credit
      --------
and Swingline Loans.

     "Affiliate" of any Person shall mean (a) any Person (other than a
      ---------
Subsidiary) which, directly or indirectly) is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a partner, shareholder, director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" shall mean the Bank, in its capacity as administrative and
      -----
collateral agent for the Lenders, or any successor agent designated pursuant to
Section 14.3 hereof.

     "Agent's Spot Rate of Exchange" shall mean the Agent's spot rate of
      -----------------------------
exchange for the purchase of the relevant Optional Currency in the London foreign exchange market with Dollars

(as supplied to it at its request by the Reference Banks) at or about 11 a.m. (London time) on a particular day.

     "Alternate Base Rate" shall mean, for any day, a rate per annum equal to
      -------------------
the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

     "Applicable Margin" for any period shall be determined by the ratio of
      -----------------
Funded Indebtedness to EBITDA calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended which shall be subject to adjustment from time to time as set forth in Section 3.1 and Section 3.3(b).
The Applicable Margin with respect to Eurodollar Rate Loans, Domestic Rate Loans and the Facility Fee provided for in Section 3.3(b) hereof, as the case may be, shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

              Funded Indebtedness                   Domestic         Eurodollar       Facility
                   To EBITDA                      Rate Margin       Rate Margin         Fee
                   ---------                      -----------       -----------         ---
       Greater than 5.0 to 1.0                       .50%               2.00%           .50%

       Greater than 4.1 to 1.0 but equal to          .25%               1.75%          .375%
       or less than 5.0 to 1.0

       Greater than 3.1 to 1.0 but equal to            0%               1.50%           .25%
       or less than 4.1 to 1.0

       Greater than 2.1 to 1.0 but equal to            0%               1.25%          .125%
       or less than 3.1 to 1.0

       Equal to or less than 2.1 to 1.0                0%               1.00%          .125%

     In the event of a Default or Event of Default hereunder, the Applicable Margin shall be .50% in the case of the Domestic Rate Margin, 2.00% in the case of the Eurodollar Rate Margin and .50% in the case of the Facility Fee.

     "Authority" shall have the meaning set forth in Section 4.19(c).
      ---------

     "Average Monthly Eurodollar Rate" shall mean, as to any one month Interest
      -------------------------------
Period, the average one month LIBOR as published in the Wall Street Journal over the course of such one month Interest Period.

     "Bank" shall mean Bank of America, N.A. or its successor.
      ----

     "Blocked Accounts" shall have the meaning set forth in Section 4.15(h).
      ----------------

     "Borrower" or "Borrowers" shall have the meaning set forth in the preamble
      --------      ---------
to this Agreement and shall include all permitted successors and assigns of such Persons.

     "Borrowers on a consolidated basis" shall mean the consolidation in
      ---------------------------------
accordance with GAAP of the accounts or other items of Borrowers.

     "Borrowing Agent" shall mean Radnor.
      ---------------

     "Borrowing Base" shall mean the sum of the U.S. Borrowing Base and the
      --------------
European Borrowing Base.

     "Business Day" shall mean with respect to Eurodollar Rate Loans, any day on
      ------------
which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other loans, any day other than a day on which commercial banks in New York, New York or Charlotte, North Carolina are authorized or required by law to close.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation
      ------
and Liability Act of 1980, as amended, 42 U.S.C. (S)(S)9601 et seq.
                                                            -- ---

     "Change of Control" shall mean (a) the occurrence of any event (whether in
      -----------------
one or more transactions) which results in a transfer of control of any Borrower to a Person who is not an Original Owner or an Affiliate of an Original Owner or
(b) any merger or consolidation of or with any Borrower or sale or transfer of all or substantially all of the property or assets of any Borrower with or to a Person that is not a Borrower hereunder. For purposes of this definition, "control of any Borrower" shall mean the power, direct or indirect, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of any Borrower or (y) to direct or cause the direction of the management and policies of Borrower, by contract or otherwise.

     "Change of Ownership" shall mean (a) any transfer (whether in one or more
      -------------------
transactions) of ownership of 50% or more of the common stock of any Borrower (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of any Borrower held by any Original Owner is convertible or for which any such shares of the capital stock of any Borrower or of any other Person may be exchanged and any shares of common stock issuable to its Parent upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners) to a Person who is neither (at the time of such transfer) an Original Owner nor an Affiliate of an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of any Borrower with or to a Person that is not a Borrower hereunder.

     "Charges" shall mean all taxes, charges, fees, imposts, levies or other
      -------
assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the PBGC or any environmental agency or superfund), upon the Collateral, any Borrower or any of its Affiliates.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time and the regulations promulgated thereunder.

     "Collateral" with respect to the European Borrowers shall be determined in
      ----------
accordance with the European Security Documents and with respect to the U.S. Borrowers, shall mean and include:

          (a)  all Receivables;

          (b)  all General Intangibles;

          (c)  all Inventory;

          (d) all of each Borrower's right, title and interest in and to (i) all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of each Borrower's rights with respect to Inventory as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of each Borrower's contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, deposit accounts, money and securities;
     (vi) if and when obtained by any Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and
     (vii) any other goods, personal property or real property now owned or hereafter acquired in which any Borrower has expressly granted a security interest or may in the future grant a security interest to Agent for the ratable benefit of the Lenders hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and any Borrower (it being understood that any such security interest shall arise only as of the date it is expressly granted to the Agent and that this subclause (vii) shall not be interpreted so as to grant to the Agent a prior or priming security interest ahead of a security interest constituting a Permitted Encumbrance granted to a purchase money lender or other creditor in connection with Indebtedness permitted to be incurred hereunder);

          (e) all of each Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (whether owned by any Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a),
     (b), (c) or (d) of this Paragraph; and

          (f) all proceeds and products of (a), (b), (c), (d) and (e) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     "Commitment Percentage" shall mean (i) as to each Lender, the percentage
      ---------------------
set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(b) hereof and
(ii) with respect to the Swingline Lender, the Swingline Commitment.

     "Commitment Transfer Supplement" shall mean a document in the form of
      ------------------------------
Exhibit 15.3 hereto, properly completed and otherwise in form and substance
------------
satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

     "Consents" shall mean all filings and all licenses, permits, consents,
      --------
approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on a Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

     "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or
      -------------
the Default Rate.

     "Controlled Group" shall mean all members of a controlled group of
      ----------------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414 of the Code.

     "Current Assets" at a particular date, shall mean all cash, cash
      --------------
equivalents, accounts and inventory of Radnor on a Consolidated Basis and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of Radnor on a Consolidated Basis as at such date; provided, however, that such amounts shall not include (a) any amounts for any
--------  -------
Indebtedness owing by an Affiliate of Radnor or any of its consolidated subsidiaries, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of Radnor or any of its consolidated subsidiaries, or (c) the cash surrender value of any life insurance policy.

     "Current Liabilities" at a particular date, shall mean all amounts which
      -------------------
would, in conformity with GAAP, be included under current liabilities on a balance sheet of Radnor on a Consolidated Basis as at such date, but in any event including, without limitation, the amounts of (a) all Indebtedness of any Borrower payable on demand, or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any Indebtedness of any Borrower (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or Indebtedness payable on demand or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, the validity of which is not contested at such date, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period.

     "Customer" shall mean and include the account debtor with respect to any
      --------
Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which any Borrower is to deliver any personal property or perform any services.

     "Debt Payments" shall mean and include all cash actually expended by Radnor
      -------------
on a Consolidated Basis to make (a) total interest payments on any Indebtedness, plus, (b) scheduled principal payments on all Indebtedness.
----

     "Default" shall mean an event which, with the giving of notice or passage
      -------
of time or both, would constitute an Event of Default.

     "Default Rate" shall have the meaning set forth in Section 3.1 hereof.
      ------------

     "Depository Accounts" shall have the meaning set forth in Section 4.15(h)
      -------------------
hereof.

     "Determination Date" shall have the meaning set forth in Section 2.15
      ------------------
hereof.

     "Deutschemarks" shall mean the national currency unit of Germany.
      -------------

     "Documents" shall have the meaning set forth in Section 8.1(c) hereof.
      ---------

     "Dollars" and the sign "$" shall mean lawful money of the United States of
      -------
America.

     "Domestic Rate Loan" shall mean any Advance that bears interest based upon
      ------------------
the Alternate Base Rate.

     "EBITDA" shall mean Net Income (calculated in accordance with Section 6.9
      ------
below) plus interest expense, taxes, depreciation and amortization deducted in calculating net income for such period, determined on a pro forma basis after giving effect to acquisitions of operating businesses made in compliance with subsection 7.1(a) of this Agreement or otherwise approved by the Lenders.

     "Effective Date" shall mean December 29, 1999 or such other date as may be
      --------------
agreed to by the parties hereto.

     "Eligible Inventory" shall mean and include Inventory excluding work in
      ------------------
process, with respect to each Borrower, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion, obsolete, slow moving or unmerchantable and which Agent, in its sole discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent for the ratable benefit of the Lenders and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof

     "Eligible Receivables" shall mean and include, with respect to each
      --------------------
Borrower, each Receivable arising in the ordinary course of such entity's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest (or, in the case of the European Borrowers, a floating charge) for the ratable benefit of the Lenders and no other Lien other than Permitted Encumbrances, and is evidenced by an invoice, bill of lading or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

          (a) it arises out of a sale made by any Borrower to an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower;

          (b) it is due or unpaid more than ninety (90) days after the original invoice date;

          (c) twenty-five percent (25%) or more of the Receivables from the Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's sole discretion, be increased or decreased from time to time;

          (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

          (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

          (f) except in the case of a Borrower that is a European Borrower, the sale is to a Customer outside the continental United States of America, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole discretion;

          (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

          (h) Agent believes, in its sole judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

          (i) the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless the applicable Borrower effectuates an assignment of its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et
                                         -- ---                               --
     seq.) or has otherwise complied with other applicable statutes or
     ---
     ordinances;

          (j) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the applicable Borrower and accepted by the Customer or the Receivable otherwise does not represent a final sale;

          (k) the Receivables of the Customer exceed a credit limit determined by Agent, in its sole discretion, to the extent such Receivable exceeds such limit;

          (l) the Receivable is subject to any offset, deduction, defense, dispute, or counterclaim to the extent of such offset, deduction, defense, dispute or counterclaim, the Customer is also a creditor or supplier of a Borrower or the Receivable is contingent in any respect or for any reason;

          (m) the applicable Borrower has made any agreement with a Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

          (n) shipment of the merchandise or the rendition of services has not been completed;

          (o) any return, rejection or repossession of the merchandise has occurred;

          (p) such Receivable is not payable to a Borrower; or

          (q) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

     "Environmental Laws" shall mean all federal, state and local environmental,
      ------------------
land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

     "Equipment" shall mean and include as to each Borrower all of such
      ---------
Borrower's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and the rules and regulations promulgated thereunder.

     "Eurodollar Rate Loan" shall mean an Advance at any time that bears
      --------------------
interest based on the Eurodollar Rate or the Average Monthly Eurodollar Rate.

     "Eurodollar Rate" shall mean for any Eurodollar Rate Loan for the then
      ---------------
current Interest Period relating thereto the rate per annum (such Eurodollar Rate to be adjusted to the next higher 1/100 of one (1%) percent) equal to the quotient of (a) LIBOR, divided by (b) a number equal to 1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements current on the day that is two Business Days prior to the beginning of the Interest Period (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over the Bank) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

     "European Advances" shall mean European Revolving Advances and European
      -----------------
Letters of Credit.

     "European Advance Rates" shall have the meaning set forth in Section
      ----------------------
2.1A(a) hereof.

     "European Borrower" shall have the meaning set forth in the recitals
      -----------------
hereto.

     "European Borrowing Base" shall have the meaning set forth in Section 2.1A
      -----------------------
hereof.

     "European Collateral" shall mean all Collateral provided by the European
      -------------------
Borrowers.

     "European Inventory Advance Rate" shall have the meaning set forth in
      -------------------------------
Section 2.1A(a)(ii).

     "European Letters of Credit" shall have the meaning set forth in Section
      --------------------------
2.9 hereof.

     "European Obligations" shall mean all obligations of each of the European
      --------------------
Borrowers (in their capacity as such) hereunder, under the European Revolving Notes, in connection with European Letters of Credit or otherwise in connection with the European Advances.

     "European Receivables Advance Rate" shall have the meaning set forth in
      ---------------------------------
Section 2.1(A)(a)(i) hereof.

     "European Revolving Advances" shall mean the Advances made to the European
      ---------------------------
Borrowers pursuant to Section 2.1A hereunder.

     "European Revolving Notes" shall mean the promissory notes referred to in
      ------------------------
Section 2.1A hereof.

     "European Security Documents" shall mean each agreement executed by
      ---------------------------
StyroChem Finland or ThermiSol Finland pursuant to which promissory notes secured by a floating charge (yrityskiinnitys) and pledged in favor of the Prior U.K. Agent are assigned and pledged to the Agent, for the benefit of the Lenders, pursuant to which the Agent, for the benefit of the Lenders, is granted a floating charge upon the European Collateral as security for the European Obligations, as such documents may be amended, restated or supplemented from time to time, and the term "European Security Documents" shall also include documents substantially similar to the foregoing and executed by any other European Borrower.

     "Euros" shall mean the lawful currency of the European Union as constituted
      -----
by the Treaty of European Union.

     "Event of Default" shall mean the occurrence and continuance of any of the
      ----------------
events set forth in Article X hereof

     "Federal Funds Rate" shall mean, for any day, the weighted average of the
      ------------------
rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

     "Finnish Markka" shall mean the national currency unit of Finland.
      --------------

     "Fixed Charge Coverage" for any period shall mean the ratio for such period
      ---------------------
of (1) EBITDA to (2) all Debt Payments plus (a) the aggregate amount of capital
                                       ----
expenditures actually made plus (b) the aggregate amount of cash payments of
                           ----
taxes made.

     "Funded Indebtedness" means as to any Person and its Subsidiaries on a
      -------------------
consolidated basis, as of any date of determination, (i) the aggregate of all Indebtedness for Borrowed Money of such Person and its Subsidiaries, whether secured or unsecured (but excluding, without duplication, loans by such Person to one or more of its Subsidiaries), having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than one year after that date, including current maturities of long-term Indebtedness for Borrowed Money (as determined in accordance with GAAP), less (ii) the aggregate amount of all cash balances and cash equivalents of such Person and/or any of its Subsidiaries. Unless otherwise provided, the term "Funded Indebtedness" as used herein refers to the Funded Indebtedness of Radnor on a Consolidated Basis.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "General Intangibles" shall mean and include as to each Borrower all of
      -------------------
such Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Receivables by a Customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Governmental Body" shall mean any nation or government, any state or other
      -----------------
political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

     "Hazardous Discharge" shall have the meaning set forth in Section 4.19(d)
      -------------------
hereof.

     "Hazardous Substance" shall mean, without limitation, any flammable
      -------------------
explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA or any other
                                           -- ---
applicable Environmental Law and in the regulations adopted pursuant thereto.

     "Hazardous Wastes" shall mean all waste materials subject to regulation
      ----------------
under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

     "Indebtedness" of a Person at a particular date shall mean all obligations
      ------------
of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

     "Indebtedness for Borrowed Money" of a person means at any time the sum at
      -------------------------------
such time of (a) Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) lease obligations of such Person with respect to capital leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person or a member of Controlled Group to a Multiemployer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business.

     "Indenture" shall mean the Indenture dated as of December 5, 1996 between
      ---------
Radnor, as issuer, WinCup, Radnor Chemical Corporation f/k/a/ SP Acquisition Co., Radnor Delaware, Radnor Management, Inc., StyroChem, WinCup Texas, StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., WinCup LP, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware and WinCup Europe Delaware, Inc. as guarantors and First Union National Bank, as trustee, as amended through the date hereof.

     "Interest Coverage" for any period shall mean the ratio of (1) EBITDA to
      -----------------
(2) Total Interest.

     "Interest Period" shall mean (i), as to any Eurodollar Rate Loan, the
      ---------------
period provided for any Eurodollar Rate Loan pursuant to Section 2.2(b) and (ii) as to any Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by one or more of the Borrowers and the Swingline Lender in accordance with Section 2.14.

     "Inventory" shall mean and include as to each Borrower all of such
      ---------
Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "James River" shall mean Fort James Operating Company f/k/a James River
      -----------
Paper Company, Inc.

     "Lender" and "Lenders" shall have the meaning ascribed to such term in the
      ------
Preamble, each Purchasing Lender and shall include each person which is a transferee, successor or assign of any Lender or any Purchasing Lender.

     "Letters of Credit" shall have the meaning set forth in Section 2.9.
      -----------------

     "Letter of Credit Fees" shall mean the fees set forth in Section 3.2.
      ---------------------

     "LIBOR" shall mean for the Interest Period for each Eurodollar Rate Loan
      -----
comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Telerate, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the
      -----------------------
condition, operations, assets, business or prospects of the applicable Person or Persons, (b) any Borrower's ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien, or (d) the practical realization of the benefits of Agent and Lenders' rights and remedies under this Agreement and the Other Documents, all as determined by the Required Lenders in the good faith exercise of their sole and absolute discretion.

     "Maximum European Loan Amount" shall mean $8,000,000.
      ----------------------------

     "Maximum U.S. Loan Amount" shall mean $32,000,000.
      ------------------------

     "Monthly Advances" shall have the meaning set forth in Section 3.1 hereof.
      ----------------

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
      ------------------
Sections 3(37) and 4001(a)(3) of ERISA.

     "Net Income" shall mean the net income of Radnor on a Consolidated Basis,
      ----------
determined in accordance with GAAP.

     "Net Worth" at a particular date, shall mean the aggregate amount of all
      ---------
assets of Radnor on a Consolidated Basis as may properly be classified as such in accordance with GAAP consistently applied and such other assets as are properly classified as "intangible assets", less (b) the aggregate amount of all Indebtedness of Radnor on a Consolidated Basis.

     "Notes" shall mean collectively, the U.S. Revolving Credit Notes, the
      -----
European Revolving Notes and the Swingline Note.

     "Obligations" shall mean and include any and all of each Borrower's
      -----------
Indebtedness and/or liabilities to Agent, the Swingline Lender or any of the Lenders or any corporation that directly or indirectly controls or is controlled by or is under common control with any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated under this Agreement or under any Other Document and all obligations of any Borrower to Agent or the Lenders to perform acts or refrain from taking any action under this Agreement or any Other Document.

     "Optional Currencies" shall mean Deutschemarks, Euros and Finnish Markkas.
      -------------------

     "Original Dollar Amount" in relation to an Advance, means (a) if the
      ----------------------
Advance is denominated in Dollars, the amount of that Advance, or (b) if the Advance is denominated in an Optional Currency, the equivalent in Dollars of the amount of that Advance at the Agent's Spot Rate of Exchange two Business Days prior to the proposed day of borrowing.

     "Other Documents" shall mean the Notes, the Questionnaire and any and all
      ---------------
other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, letter of credit applications and agreements and all other writings heretofore, now or hereafter executed and/or delivered by any Borrower to Agent or any Lender in respect of the transactions contemplated by this Agreement, as such documents may be amended, restated or supplemented from time to time.

     "Parent" shall mean with respect to any Person, a corporation or other
      ------
entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

     "Participant" shall mean each Person who shall be granted the right by any
      -----------
Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

     "Payment Office" shall mean initially Independence Center, 15th Floor,
      --------------
Charlotte, North Carolina 28255; thereafter, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and each Lender to be the Payment Office.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Encumbrances" shall mean (a) Liens in favor of Agent for the
      ----------------------
ratable benefit of the Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrowers; provided, that, the Lien shall have no effect on the
                    --------  ----
priority of the Liens in favor of Agent for the ratable benefit of the Lenders or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien for the ratable benefit of the Lenders shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bid tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', worker's, materialmen's or other like Liens arising in the ordinary course of any Borrower's business with respect to obligations which are not due or which are being contested in good faith by the applicable Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of any Borrower (other than replacements and additions to the acquired fixed assets) and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; and (g) Liens disclosed on Schedule 1.2.
                                                                   ------------

     "Person" shall mean any individual, sole proprietorship, partnership,
      ------
corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any employee benefit plan within the meaning of Section
      ----
3(3) of ERISA, maintained for employees of a U.S. Borrower or any U.S. member of the Controlled Group or any such Plan to which a U.S. Borrower or any U.S. member of the Controlled Group is required to contribute on behalf of any of its employees.

     "Prepayment Date" shall have the meaning set forth in Section 13.1 hereof.
      ---------------

     "Prime Rate" shall mean the prime commercial lending rate of the Bank as
      ----------
publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

     "Prior Agent" shall mean GMAC Commercial Credit LLC, formerly BNY Factoring
      -----------
LLC, formerly BNY Financial Corporation.

     "Prior U.K. Agent" shall mean GMAC Commercial Credit Development Limited,
      ----------------
formerly BNY Financial Limited.

     "Projections" shall have the meaning set forth in Section 5.5(b) hereof .
      -----------

     "Purchasing Lender" shall have the meaning set forth in Section 15.3
      -----------------
hereof.

     "Questionnaire" shall mean the Perfection Certificate and the responses
      -------------
thereto provided by Borrowers and delivered to Agent and/or its counsel.

     "Radnor" shall mean Radnor Holdings Corporation, a corporation organized
      ------
and existing under the laws of the State of Delaware.

     "Radnor Chemical" shall mean Radnor Chemical Corporation, a corporation
      ---------------
organized and existing under the laws of the State of Delaware.

     "Radnor Delaware" shall mean Radnor Delaware, Inc., a corporation organized
      ---------------
and existing under the laws of the State of Delaware.

     "Radnor on a Consolidated Basis" shall mean the consolidation in accordance
      ------------------------------
with GAAP of the accounts or other items of Radnor and its Subsidiaries.

     "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C.
      ----
(S)(S) 6901 et seq., as same may be amended from time to time.
            -- ---

     "Receivables" shall mean and include as to each Borrower all of such
      -----------
Borrower's accounts, contract rights, instruments (including those evidencing indebtedness among Borrowers and its Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to such Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Agent for the ratable benefit of the Lenders hereunder.

     "Reference Bank" shall mean the London offices of Bank of America, N.A.,
      --------------
First Union National Bank and The Chase Manhattan Bank or such other bank as the Agent and the Borrowing Agent may agree.

     "Related Person" shall mean as to any Person, any other Person which,
      --------------
together with such Person, is treated as a single employer under Section 414(c) of the Code.

     "Release" shall have the meaning set forth in Section 5.7(c)(i) hereof
      -------

     "Reportable Event" shall mean a reportable event described in Section
      ----------------
4043(b) of ERISA or the regulations promulgated thereunder.

     "Required Lenders" shall mean Lenders holding at least fifty one percent
      ----------------
(51%) of the Advances or if no Advances are outstanding, fifty one percent (51%) of the Commitment Percentages.

     "Revolving Advances" shall mean collectively, the U.S. Revolving Advances
      ------------------
and the European Revolving Advances.

     "Revolving Interest Rate" shall mean an interest rate per annum equal to
      -----------------------
(a) the sum of the Alternate Base Rate plus the Applicable Margin with respect to Domestic Rate Loans, (b) the sum of the Eurodollar Rate plus the Applicable Margin with respect to Eurodollar Rate Loans (other than Eurodollar Rate Loans made pursuant to Section 2.2(b) hereof) or (c) the sum of the Average Monthly Eurodollar Rate plus the Applicable Margin with respect to Eurodollar Rate Loans made pursuant to Section 2.2(h) hereof.

     "Second Indenture" shall mean the Indenture dated as of October 15, 1997
      ----------------
between Radnor, as Issuer, WinCup, Radnor Chemical, StyroChem, Radnor Management, Inc., Radnor Delaware, WinCup Texas, StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., WinCup LP, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware and WinCup Europe Delaware, Inc. as guarantors and First Union National Bank, as trustee.

     "Second Senior Notes" shall mean the 10% Series B Senior Notes due 2003
      -------------------
issued by Radnor pursuant to the Second Indenture and any notes issued in exchange or substitution therefor.

     "Senior Notes" shall mean the 10% Senior Notes due 2003 issued by Radnor
      ------------
pursuant to the Indenture in conjunction with the transactions contemplated by the Acquisition Agreement and any notes issued in exchange or substitution therefor.

     "Settlement Date" shall mean the Effective Date and thereafter Wednesday of
      ---------------
each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

     "StyroChem" shall mean StyroChem US, Ltd. formerly StyroChem International,
      ---------
Inc., a limited partnership organized and existing under the laws of the State of Texas.

     "StyroChem Delaware" shall mean StyroChem Delaware, Inc., a corporation
      ------------------
organized and existing under the laws of the State of Delaware.

     "Subsidiary" shall mean a corporation or other entity of whose shares of
      ----------
stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Swingline Commitment" means the commitment of the Swingline Lender to make
      --------------------
Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

     "Swingline Committed Amount" shall have the meaning assigned to such term
      --------------------------
in Section 2.14(a).

     "Swingline Lender" means Bank of America.
      ----------------

     "Swingline Loan" shall have the meaning assigned to such term in Section
      --------------
     2.14(a).

     "Swingline Loan Request" means a request by one or more of the U.S.
      ----------------------
Borrowers for a Swingline Loan in substantially the form of Exhibit 2.14(b)(i).


     "Swingline Note" means the promissory note of the U.S. Borrowers in favor
      --------------
of the Swingline Lender in the original principal amount of $5,000,000, as such promissory note may be amended, modified, restated or replaced from time to time.

     "Term" shall mean the Effective Date through October 15, 2002.
      ----

     "Termination Event" shall mean (i) a Reportable Event with respect to any
      -----------------
Plan or Multiemployer Plan; (ii) the withdrawal of either Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of either Borrower or any member of the Controlled Group from a Multiemployer Plan.

     "Total Interest" for any period shall mean the accrued and unpaid interest
      --------------
obligations of Radnor on a Consolidated Basis with respect to its outstanding Indebtedness during such period.

     "Toxic Substance" shall mean and include any material present on any real
      ---------------
property owned by any Borrower or any leasehold interests of any Borrower which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C.
(S)(S) 2601 et seq., applicable state law, or any other applicable Federal or
            -- ---
state laws now in force or hereafter enacted relating to toxic substances. "Toxic substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

     "Transferee" shall have the meaning set forth in Section 15.3(b) hereof.
      ----------

     "Treaty of European Union" shall mean the treaty of Rome of March 25, 1957,
      ------------------------
as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1,
1993), as amended from time to time.

     "Undrawn Availability" at a particular date shall mean an amount equal to
      --------------------
(a) the Borrowing Base, minus (b) the sum of (i) the outstanding amount of
                        -----
Advances plus (ii) all amounts due and owing to Borrowers' trade creditors which are outstanding more than sixty (60) days past the due date therefor.

     "U.S. Advance Rates" shall have the meaning set forth in Section 2.1
      ------------------
hereof.

     "U.S. Advances" shall mean U.S. Revolving Advances, U.S. Letters of Credit
      -------------
and Swingline Loans.

     "U.S. Borrowing Base" shall have the meaning set forth in Section 2.1
      -------------------
hereof.

     "U.S. Collateral" shall mean all Collateral provided by the U.S. Borrowers.
      ---------------

     "U.S. Inventory Advance Rate" shall have the meaning ascribed to such term
      ---------------------------
in Section 2.1(a)(ii).

     "U.S. Letters of Credit" shall have the meaning set forth in Section 2.9
      ----------------------
hereof.

     "U.S. Obligations" shall mean all obligations of each of the U.S. Borrowers
      ----------------
(in their capacity as such) hereunder, under the U.S. Revolving Credit Notes, in connection with U.S. Letters of Credit, under the Swingline Loans or otherwise in connection with the U.S. Advances.

     "U.S. Receivables Advance Rate" shall have the meaning set forth in Section
      -----------------------------
2.1(a) hereof.

     "U.S. Revolving Advances" shall mean Advances made pursuant to Section
      -----------------------
2.1(a) hereof.

     "U.S. Revolving Credit Notes" shall mean the promissory notes referred to
      ---------------------------
in Section 2.1 hereof.

     "Week" shall mean the time period commencing with a Wednesday and ending on
      ----
the following Tuesday.

     "WinCup" shall mean WinCup Holdings, Inc., a corporation organized and
      ------
existing under the laws of the State of Delaware.

     "WinCup L.P." shall mean WinCup Holdings, L.P., a limited partnership
      -----------
organized under the laws of the State of Delaware which was dissolved effective July 7, 1997 pursuant to that certain Certificate of Dissolution dated August 25, 1997.

     "WinCup Texas" shall mean WinCup Texas, Ltd., a limited partnership
      ------------
organized and existing under the laws of the State of Texas.

     "Working Capital" at a particular date, shall mean the excess, if any, of
      ---------------
Current Assets over Current Liabilities at such date.

     1.3. Uniform Commercial Code Terms.
          -----------------------------

     All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York shall have the meaning given therein unless otherwise defined herein.

     1.4. Certain Matters of Construction.
          -------------------------------

     The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Other Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


II.  ADVANCES, PAYMENTS
     ------------------

     2.1. U.S. Revolving Advances.
          -----------------------

          (a)  U.S. Borrowing Base.  Subject to the terms and conditions set
               -------------------
     forth in this Agreement, each Lender, severally and not jointly, agrees to make U.S. Revolving Advances to U.S. Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the U.S. Borrowing Base (as defined below) minus (1) the undrawn or unreimbursed
                                       -----
     amount of outstanding U.S. Letters of Credit and (2) Swingline Loans outstanding. For purposes hereof, "U.S. Borrowing Base" shall mean the lesser of (x) the Maximum U.S. Loan Amount or (y) the sum of:

               (i) up to 85%, subject to the provisions of Section 2.1(b) hereof ("U.S. Receivables Advance Rate"), of Eligible Receivables of U.S. Borrowers, plus
                          ----
               (ii) the lesser of (x) $15,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof ("U.S. Inventory Advance Rate"), of Eligible Inventory of U.S. Borrowers (the U.S. Receivables Advance Rate and the U.S.

           Inventory Advance Rate shall be referred to, collectively, as the "U.S. Advance Rates"), minus
                                  -----

               (iii) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

           The U.S. Revolving Advances shall otherwise be evidenced by a U.S. Revolving Credit Note in the form attached hereto as Exhibit 2.1.
                                                          -----------

           (b)  Discretionary Rights. The U.S. Advance Rates may be increased by
                --------------------
     the Agent, with the consent of the Required Lenders, or decreased by the Agent, with the consent of the Required Lenders, at any time and from time to time in the exercise of its reasonable discretion. U.S. Borrowers consent to any such increases or decreases and acknowledge that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by any U.S. Borrower.

     2.1A. European Revolving Advances.
           ---------------------------

           (a)  European Borrowing Base. Subject to the terms and conditions set
                -----------------------
     forth in this Agreement, each Lender, severally and not jointly, agrees to make European Advances to European Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the European Borrowing Base (as defined below) minus the undrawn or unreimbursed amount
                                       -----
     of outstanding European Letters of Credit. For purposes hereof, "European Borrowing Base" shall mean the lesser of (x) the Maximum European Loan Amount or (y) the sum of:

               (i) up to 85%, subject to the provisions of Section 2.1A(b) hereof ("European Receivables Advance Rate"), of Eligible Receivables of European Borrowers, plus
                                  ----

               (ii) the lesser of (x) $5,000,000 or (y) up to 60%, subject to the provisions of Section 2.1A(b) hereof ("European Inventory Advance Rate"), of Eligible Inventory of European Borrowers (the European Receivables Advance Rate and the European Inventory Advance Rate shall be referred to, collectively, as the "European Advance Rates"), minus
           -----

               (iii) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

           The European Revolving Advances shall otherwise be evidenced by a European Revolving Note in the form attached hereto as Exhibit 2.1A.
                                                            ------------

           (b)  Discretionary Rights. The European Advance Rates may be
                --------------------
     increased by the Agent, with the consent of the Required Lenders, or decreased by the Agent, with the consent of the Required Lenders, at any time and from time to time in the exercise of its reasonable discretion. European Borrowers consent to any such increases or decreases and acknowledge that decreasing the European Advance Rates or increasing the reserves may limit or restrict European Advances requested by any European Borrower.

     2.2. Procedure for Borrowing.
          -----------------------

     (a) Borrowing Agent on behalf of any Borrower may notify Agent prior to 11:00 a.m. on a Business Day of a Borrower's request to incur by delivery of a Notice of Borrowing, substantially in the form of Exhibit 2.2(a) attached
                                                  --------------
hereto, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or any Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or any Lender, and such request shall be irrevocable. Any request for a Revolving Advance shall be deemed reduced automatically and without notice so as not to be in excess of, after giving effect to the requested Revolving Advance, (i) in the case of a request for a U.S. Revolving Advance, an amount which would cause the aggregate amount of all U.S. Advances outstanding to be greater than the U.S. Borrowing Base or (ii) in the case of a request for a European Revolving Advance, an amount which would cause the aggregate amount of all European Advances outstanding to be greater than the European Borrowing Base.

     (b) Notwithstanding the provisions of (a) above, in the event any Borrower desires to obtain a Eurodollar Rate Loan, it shall give Agent at least three (3) Business Days' prior written notice; specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the amount on the date of such Revolving Advance to be borrowed, which amount shall be an integral multiple of $500,000 in the case of Finnish Markka and $1,000,000 in the case of any other currency, and (iii) the duration of the first Interest Period therefor.
Interest Periods for Eurodollar Loans shall be for 7 days, 14 days, one (1), two
(2), three (3) or six (6) months.  There shall not be outstanding more than ten
(10) Eurodollar Rate Loans, in the aggregate.

     (c) Each Interest Period of a Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as a Borrower may elect as set forth in (b)(iii) above provided that:

          (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be the next preceding or succeeding Business Day as is Bank's custom in the market to which such Eurodollar Rate Loan relates;

          (ii)  no Interest Period shall end after the last day of the Term; and

          (iii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end, shall (subject to clause (i) above) end on the last day of such calendar month.

     Borrowing Agent shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to Agent pursuant to
Section 2.2(b) or by its notice of conversion given to Agent pursuant to Section 2.2(d), as the case may be. Borrowing Agent shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrowing Agent, Borrowers shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.2(d) hereinbelow.

     (d) Provided that no Event of Default shall have occurred and be continuing, any Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan or Domestic Rate Loan convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Borrower desires to convert a loan, Borrowing Agent shall give the Agent not less than three (3) Business Days' prior written notice, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor.

     (e) Borrowers may prepay the Revolving Advances in accordance with the provisions of Section 13.1 with accrued interest on the principal being prepaid to the date of such repayment. In the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto Borrowers shall indemnify Agent and Lenders therefor in accordance with Section 2.2(f) hereof.

     (f) Subject to the limitations of the Cross-Guaranty set forth in Section
17.1 hereof, each Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and any Lender may sustain or incur as a consequence of any prepayment or any default by any Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including but not limited to, any interest payable by Agent or any Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     (g) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Eurodollar Rate Loans) to make or maintain its Eurodollar Rate Loans, the obligation of any Lender to make Eurodollar Rate Loans hereunder shall forthwith be cancelled and Borrower shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not applicable to such Eurodollar Rate Loan, Borrowers shall pay such Lender, upon such Lender's request, such amount or amounts as may be necessary to compensate such Lender for any loss or expense sustained or incurred by such Lender in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by such Lender to lenders of funds obtained by such Lender in order to make or maintain such Eurodollar Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent to Borrower shall be conclusive absent manifest error; provided, each Lender shall use its best efforts to minimize or avoid any such additional payment.

     (h) Anything in Section 2.2(b) to the contrary notwithstanding, any Borrower may obtain a Eurodollar Rate Loan upon at least three (3) Business Days' prior written notice for an Interest Period of one month with interest on such Eurodollar Rate Loans to be charged at the Average Monthly Eurodollar Rate. Borrowing Agent shall specifically provide in the prior written notice that interest is to be charged at the Average Monthly Eurodollar Rate; otherwise, interest shall be charged at the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month.

     2.3. Disbursement of Advance Proceeds.
          --------------------------------

     All Revolving Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or any of the Lenders, shall be charged to the applicable Borrower's account on Agent's books. During the Term, Borrowers may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested on behalf of any Borrower or deemed to have been requested by such Borrower under Section 2.2(a) hereof shall, with respect to requested Revolving Advances to the extent the Lenders make such Revolving Advances, be made available to such Borrower on the day so requested by way of credit to such Borrower's operating account at the Bank, or such other bank as Borrowing Agent may designate following notification to Agent, in federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

     2.4. Optional Currencies.
          -------------------

          (a) Selection.  A Borrower shall, through the Borrowing Agent, select
              ---------
the currency of a Revolving Advance in the relevant notice for borrowing, which currency must be Dollars or an Optional Currency. No Borrower may choose a currency if as a result the Revolving Advances would be denominated at any one time in more than four currencies. The Agent shall notify each Lender of the currency and the Original Dollar Amount of each Revolving Advance and the applicable Agent's Spot Rate of Exchange promptly after they are ascertained.

          (b) Revocation of currency.  If before 9:30 a.m. on any day falling
              ----------------------
two Business Days prior to the commencement of an Interest Period relating to a Revolving Advance, the Agent receives notice from a Lender that: (i) it is impracticable for the Lender to fund its Commitment Percentage of the relevant Revolving Advance in the relevant Optional

Currency during its Interest Period in the ordinary course of business in the London interbank market; and/or (ii) the use of the proposed Optional Currency might contravene any law or regulation, the Agent shall give notice to the relevant Borrower and to the Lenders to that effect before 11:00 a.m. on that day. In this event, (i) the relevant Borrower and the Lender may agree that the drawdown will not be made; or (ii) (1) that Lender's Commitment Percentage of the Revolving Advance (or, if more than one Lender is similarly affected, those Lender's participation in the Revolving Advance) shall be treated as a separate Advance denominated in Dollars during the relevant Interest Period; (2) in the definition of "LIBOR" (insofar as it applies to that Revolving Advance) in
Section 1.1 (Definitions) there shall be substituted for the time "11.00 a.m." the time "1.00 p.m.".

     (c)  Amount of Optional Currencies

          (i)  Drawdowns.  If a Revolving Advance is to be drawn in an Optional
               ---------
     Currency, the amount of each Lender's participation in that Revolving Advance will be determined by converting into that Optional Currency the Lender's participation in the Original Dollar Amount of that Revolving Advance on the basis of the Agent's Spot Rate of Exchange two Business Days before its date of borrowing.

          (ii) Notification.  The Agent shall notify the Lenders and the
               ------------
     Borrower of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained.

     (d)  Change of Currency
          ------------------

     (i) If more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then:

          (1) any reference in this Agreement or any other Agreement to, and any obligations arising under this Agreement or any other Agreement in, the currency of that county shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

          (2) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

     (ii) If a change in any currency of a country occurs, this Agreement will and each other Agreement shall be deemed to be amended to the extent the Agent (having consulted with the Lenders) specifies it to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

     2.5. Maximum Advances.
          ----------------

     The (i) aggregate balance of U.S. Advances outstanding at any time to U.S. Borrowers shall not exceed the U.S. Borrowing Base and (ii) the aggregate balance of European Advances outstanding at any time to European Borrowers shall not exceed the European Borrowing Base.

     2.6. Repayment of Advances.
          ---------------------

     (a) The Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

     (b) Borrowers recognize that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit a Borrower's account as of the Business Day on which Agent receives those items of payment, each Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of such Borrower's Obligations one
(1) Business Day after receipt by Agent of good funds with respect to such items of payment. Agent is not, however, required to credit any Borrower's account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge such Borrower's account for the amount of any item of payment which is returned to Agent unpaid.

     (c) Except as set forth in Section 2.7, all payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office not later than 1:00 P.M. New York Time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging the applicable Borrower's account or by making Advances as provided in Section 2.2 hereof.

     (d) Borrowers shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     2.7. Currency.
          --------

          (i) A repayment or prepayment of an Advance or any part of an Advance is payable in the currency in which such Advance is denominated on its due date.

          (ii) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

          (iii) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

          (iv) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in Dollars.

     2.8. Statement of Account.
          --------------------

     Agent shall maintain, in accordance with its customary procedures, a loan account in the name of each Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date
                    --------  -------
and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and each Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of a Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of
----- -----
payments applicable thereto, absent manifest error.

     2.9. Letters of Credit.
          -----------------

     (a) Subject to the terms and conditions hereof, (i) Agent shall issue or cause the issuance of standby and documentary letters of credit for the U.S. Borrowers ("U.S. Letters of Credit") provided, however, that Agent will not be
                                     --------  -------
required to issue or cause to be issued U.S. Letters of Credit to the extent that the face amount of such U.S. Letters of Credit plus Swingline Loans
                                                    ----
outstanding plus the U.S. Revolving Advances outstanding (with the requested
            ----
U.S. Letter of Credit being deemed to be outstanding for purposes of this calculation) would exceed the U.S. Borrowing Base and (ii) Agent shall issue or cause the issuance of standby and documentary letters of credit for the European Borrowers ("European Letters of Credit" and, together with the U.S. Letters of Credit, "Letters of Credit") provided, however, that Agent will not be required
                             --------  -------
to issue or cause to be issued European Letters of Credit to the extent that the face amount of such European Letters of Credit plus the European Revolving
                                               ----
Advances outstanding (with the requested European Letter of Credit being deemed to be outstanding for purposes of this calculation) would exceed the European Borrowing Base.

     (b) The maximum amount of outstanding (i) U.S. Letters of Credit that are standby letters of credit hereunder shall not exceed $5,000,000 in the aggregate at any time, (ii) U.S. Letters of Credit that are documentary letters of credit hereunder shall not exceed $2,000,000 in the aggregate at any time, (iii) European Letters of Credit that are standby letters of credit hereunder shall not exceed $5,000,000 in the aggregate at any time, and (iv) European Letters of Credit that are documentary letters of credit hereunder shall not exceed $2,000,000 in the aggregate at any time. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, nor an expiry date, whether as originally issued or by extension, extending beyond the end of the Term.

     (c) (i) All disbursements or payments related to U.S. Letters of Credit shall be deemed to be U.S. Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans (unless and until converted to a Eurodollar Rate Loan); and to the extent not drawn upon, Letters of Credit that have not been drawn upon shall not bear interest. U.S. Letters of Credit shall be subject to the terms and conditions set forth in the Application and Agreement for Letter of Credit attached hereto as Exhibit 2.9.
        -----------

          (ii) All disbursements or payments related to European Letters of Credit shall be deemed to be European Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans (unless and until converted to a Eurodollar Rate Loan); and to the extent not drawn upon, Letters of Credit that have not been drawn upon shall not bear interest. European Letters of Credit shall be subject to the terms and conditions set forth in the Application and Agreement for Letter of Credit attached hereto as Exhibit 2.9.
                        -----------

     2.10.  Issuance of Letters of Credit.
            -----------------------------

     (a) Borrowing Agent on behalf of any Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Agent's standard form of Letter of Credit and Security Agreement together with Bank's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Agent; and, such other certificates, documents and other papers and information as Agent may reasonably request.

     (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and
(ii) have an expiry date not later than twelve (12) months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500) and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

     2.11.  Requirements For Issuance of Letters of Credit.
            ----------------------------------------------

     (a) In connection with the issuance of any Letter of Credit, (subject to the limitations of the Cross-Guaranty set forth in Section 17.1 hereof) Borrowers shall indemnify, save and hold Agent and each Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent and any Lender, and expenses and reasonable attorneys' fees incurred by Agent or any Lender arising out of, or in connection with, any Letter of Credit to be issued or created for a Borrower. Borrowers shall be bound by Agent's or any issuing or accepting bank's regulations and good faith interpretations of any Letter of Credit issued or created for its account, although this interpretation may be different from its own, and, neither Agent nor any Lender, the bank which opened the Letter of Credit, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrowing Agent's or any Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's or any Lender's or such correspondents' willful misconduct or gross (not mere) negligence.

     (b) Borrowing Agent shall authorize and direct any bank which issues a Letter of Credit to name the applicable Borrower as the "Account Party" therein and to deliver to Agent all instruments, documents, and other writings and property received by the bank pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

     (c) In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, each Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority, (i) to sign and/or endorse such Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign such Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of such Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of such Borrower for such purpose; and (iv) to complete in such Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct or gross (not mere) negligence. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

     (d) Each Lender shall to the extent of the percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all disbursements made with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each U.S. Revolving Advance, in the case of U.S. Letters of Credit, and European Revolving Advance, in the case of European Letters of Credit, made as a consequence of such disbursement. In the event that at the time a disbursement is made the (i) unpaid balance of U.S. Revolving Advances exceeds or would exceed, with the making of such disbursement, the U.S. Borrowing Base minus (1) the undrawn or unreimbursed
                                      -----
amount of outstanding U.S. Letters of Credit issued on behalf of the U.S. Borrowers and (2) Swingline Loans outstanding, and such disbursement is not reimbursed by U.S. Borrowers within two (2) Business Days or (ii) the unpaid balance of European Revolving Advances exceeds or would exceed, with the making of such disbursement, the European Borrowing Base minus the undrawn or
                                                  -----
unreimbursed amount of outstanding European Letters of Credit issued on behalf of the European Borrowers, and such disbursement is not reimbursed by European Borrowers within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrowers of any amount disbursed by Agent for which Agent had already been reimbursed by the Lenders, Agent shall deliver to each of the Lenders that Lender's pro rata share of such repayment. Each

Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrowers) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     2.12.  Additional Payments.
            -------------------

     Any sums expended by Agent or any Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, any Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to such Borrower's account as a Revolving Advance and added to the Obligations, provided Agent shall promptly thereafter provide to Borrowing Agent a copy of documentation supporting such charges.

     2.13.  Manner of Borrowing and Payment.
            -------------------------------

     (a) Each borrowing of Revolving Advances shall be advanced according to the Commitment Percentages of the Lenders.

     (b) Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of the Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrowers on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00P.M., New York time, in Dollars and in immediately available funds.

     (c) (i) Notwithstanding anything to the contrary contained in Sections 2.13(a) and (b) hereof, commencing with the first Business Day following the Effective Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment by Borrowers on account of Revolving Advances shall be applied first to those Revolving Advances made by Agent. On or before 1:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Effective Date, Agent and the Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week (if any), then each Lender shall provide Agent with funds in an amount equal to its Commitment Percentage of the difference between (w) such Revolving Advances and (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances.

          (ii) Each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Advances which it has funded.

          (iii) Promptly following each Settlement Date, Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

     (d) If any Lender or any Transferee (a "benefitted Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any
                                           --------  -------
portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     (e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrowers a corresponding amount. Agent will promptly notify Borrowing Agent of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the domestic rate per annum then applicable to Revolving Advances hereunder, on demand from Borrowers; provided, however, that Agent's
                                              --------  -------
right to such recovery shall not prejudice or otherwise adversely affect any Borrower's rights (if any) against such Lender.

     (f) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its Commitment Percentage of any Advance or (y) notifies either Agent or Borrowers that it does not intend to make available its Commitment Percentage of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.13(f) while such Lender Default remains in effect.

          (i)   Revolving Advances shall be allocated pro rata among Lenders
                                                      --- ----
     (the "Non-Defaulting Lenders") which are not Defaulting Lenders in accordance with their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Revolving Advances
                                     --- ----
     required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of Advances shall be applied to reduce Advances of each Lender pro rata based on the
                                                        --- ----
     aggregate of the outstanding Advances of all Lenders at the time of such application; provided that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Lender that is not a Defaulting Lender exceeds such Lender's Commitment Percentage of all Advances then outstanding.

          (ii) Lenders shall participate in Letters of Credit on the basis of their respective pro rata shares, and no participation or reimbursement
                      --- ----
     obligation of any Lender shall be increased as a result of a failure of any Defaulting Lender to reimburse Agent with respect to any amounts drawn on or otherwise payable with respect to any Letters of Credit (the amount that any such Defaulting Lender has failed to reimburse is hereinafter referred to as such Defaulting Lender's "Unreimbursed Amount"). Until such Defaulting Lender has reimbursed Agent for any Unreimbursed Amount owed by it, all payments and other amounts received from any source with respect to the Obligations or otherwise under or in connection with this Agreement (including any letter of credit fees) which would otherwise be payable to such Defaulting Lender will instead be paid to Agent for application to such Unreimbursed Amount until such Unreimbursed Amount has been paid in full. A Defaulting Lender shall not be entitled to receive any portion of the letter of credit fees or any other fees payable in connection with this Agreement, or any indemnity arising from its agreement to make Revolving Advances and/or participate in Letters of Credit hereunder.

          (iii) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement or the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, solely for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

          (iv) Other than as expressly set forth in this Section 2.13(f), the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.13(f) shall be deemed to release any Defaulting Lender from its obligations under this Agreement or the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower,

     Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

          (v) In the event a Defaulting Lender retroactively cures, to the satisfaction of Agent, the breach which caused such Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

     2.14. Swingline Loans.
           ---------------

     (a)  Swingline Commitment.  Subject to the terms and conditions hereof and
          --------------------
in reliance upon the representations and warranties herein set forth, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the U.S. Borrowers (each a "Swingline Loan" and, collectively,
                                            --------------
the "Swingline Loans") from time to time during the Term for the purposes
     ---------------
hereinafter set forth; provided, however, (i) the aggregate principal amount of
                       --------  -------
Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ("$5,000,000) (the "Swingline Committed Amount"), and (ii) the aggregate
                    --------------------------
principal amount of all U.S. Revolving Advances outstanding at any time plus
                                                                        ----
U.S. Letters of Credit plus the requested Swingline Loan shall not exceed the
                       ----
U.S. Borrowing Base. Swingline Loans hereunder shall be made as Domestic Rate Loans as the U.S. Borrowers may request in accordance with the provisions of this Section 2.14, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Swingline Loan Advances.
          -----------------------

          (i)   Notices; Disbursement. By no later than 1:00 p.m. (New York
                ---------------------
     time) on the Business Day of the requested Swingline Loan advance, one or more of the U.S. Borrowers shall submit a written Swingline Loan Request in the form of Exhibit 2.14(b)(i) to the Agent setting forth (A) that a
                 -----------------
     Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each such notice shall be irrevocable. Each Swingline Loan shall be made as a Domestic Rate Loan and shall have such maturity date as the Swingline Lender and the applicable Borrower shall agree upon receipt by the Swingline Lender of any such Swingline Loan Request. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the applicable U.S. Borrower by 12:00 noon (New York time) on the Business Day of the requested borrowing.

          (ii)  Minimum Amount.  Each Swingline Loan shall be in a minimum
                --------------
     principal amount of $100,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

          (iii) Repayment of Swingline Loans.  The principal amount of all
                ----------------------------
     Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the applicable U.S. Borrower with respect to such Loan or (B) the last day of the Term. The Swingline Lender may, upon the occurrence of any Default or Event of Default, in its sole discretion, by written notice to the Borrowing Agent and the Lenders, demand repayment of its Swingline Loans by way of a U.S. Revolving Advance, in which case the U.S. Borrowers shall be deemed to have requested an advance comprised solely of

     Domestic Rate Loans in the amount of such Swingline Loans; provided,
                                                                --------
     however, that any such demand shall be deemed to have been given one
     -------
     Business Day prior to the expiration of the Term and on the date of the occurrence of any Event of Default described in Section 10.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 11.1 provided, further that the
                                                    --------
     Lenders shall have no obligation to make a U.S. Revolving Advance to repay an outstanding Swingline Loan, if such Swingline Loan was made to a Borrower during the occurrence or continuance of a Default or Event of Default. Upon notice from the Agent each Lender hereby irrevocably agrees to make its pro rata share of each such U.S. Revolving Advance in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not
                        ---------------
     comply with the minimum amount for U.S. Revolving Advances otherwise required hereunder, (II) whether any conditions specified in Section 8.2 are then satisfied, (III) whether a Default or Event of Default then exists, (IV) failure of any such request or deemed request for U.S. Revolving Advances to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which U.S. Revolving Advances are otherwise permitted to be made hereunder of (VI) any termination of the commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any U.S. Revolving Advance cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any one of the Borrowers), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the U.S. Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage (determined before giving effect to any termination of the commitments hereunder pursuant to Section 11.1), provided that (A) all interest payable on the Swingline Loans shall
            --------
     be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

     (c)  Interest on Swingline Loans.
          ---------------------------

          (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage.
               ----

          (ii) Interest on Swingline Loans shall be payable in arrears in accordance with Section 3.1 hereof (or at such other times as may be specified herein).

     (d)  Swingline Note.  The Swingline Loans shall be evidenced by a duly
          --------------
executed promissory note of the U.S. Borrowers to the Swingline Lender in substantially the form of Exhibit 2.14(d).
                          ---------------

     2.15. Utilization of Advances in Optional Currencies.
           ----------------------------------------------

     The Agent will determine the Original Dollar Amount with respect to any (i) Advance that is requested in an Optional Currency as of the requested borrowing date and as of any requested continuation date and (ii) outstanding Advances denominated in Optional Currencies as of the last Business Day of each month, and, during the occurrence and continuation of an Event of Default, such other dates as may be requested by the Required Lenders (but in no event more frequently than once a week) (each such date under clause (i) and (ii), a "Determination Date").
-------------------

III  INTEREST AND FEES.
     -----------------

     3.1.  Interest.
           --------

     Interest on Advances shall be payable in arrears on the last day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period or, for Eurodollar Rate Loans with an Interest Period in excess of three months, at the earlier of (a) the last day of each three month period from the date of the commencement of such Eurodollar Rate Loan or (b) the end of the Interest Period. Interest charges shall be computed on the actual principal of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to the applicable Contract Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate with respect to Domestic Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the applicable Revolving Interest Rate plus two (2%) percent per annum (the "Default Rate"). So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9.8 and 9.9 hereof, commencing with fiscal quarter ending September 24, 1999, based upon the ratio of Funded Indebtedness to EBITDA with respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statements.

     3.2.  Letter of Credit Fees.
           ---------------------

     Borrowers shall pay Agent (i) for the ratable benefit of the Lenders for issuing or causing the issuance of a Standby Letter of Credit, a fee computed at a rate per annum of one and three quarters percent (1.75%) on the outstanding amount thereof from time to time, (ii) for the ratable benefit of the Lenders for issuing or causing the issuance of a Documentary Letter of Credit, a fee computed at a rate per annum of one and one half percent (1.50%) of the original and each increase in the face amount thereof, (iii) for its own account, a letter of credit fronting and negotiation fee of .125% per annum on the maximum amount available to be drawn under each Letter of Credit, payable upon the issuance of each such Letter of Credit, and (iv) Bank's other customary charges payable in connection with Letters of Credit as in effect from time to time

(which charges shall be furnished to Borrowers by Agent upon request). Such fees and charges shall be payable in the case of any Letter of Credit, on its opening monthly thereafter in advance and upon each increase in the outstanding amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

     3.3. Fees.
          ----

     (a)  Intentionally Omitted.

     (b)  Facility Fee.

          If, for any month during the Term, the average daily unpaid balance of the Revolving Advances for each day of such month plus outstanding Letters
                                                       ----
     of Credit does not equal the Maximum Loan Amount (any outstanding Swingline Loans being considered unused for this purpose) then Borrowers shall pay to Agent for the ratable benefit of the Lenders a fee at a rate equal to the Applicable Margin for Facility Fee per annum on the amount by which the Maximum Loan Amount exceeds such average daily unpaid balance plus outstanding Letters of Credit. Such fee shall be payable to Agent in arrears on the last day of each month and on the last day of the Term. So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin with respect to the facility fee shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9.8 and 9.9 hereof, commencing with fiscal quarter ending September 24, 1999, based upon the ratio of Funded Indebtedness to EBITDA with respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statements.

     (c)  Agency Fee.

     Borrower shall pay to Agent (for the sole benefit of Agent) an agency fee of $40,000 per annum payable to Agent on the Effective Date and on each anniversary date thereafter during the Term. The agency fee shall be deemed earned in full on the date when same is due and payable hereunder and shall not be subject to rebate or proration upon termination of this Agreement for any reason.

     3.4. Collateral Monitoring Fee.
          -------------------------

     Borrower shall pay to Agent (for the sole benefit of Agent) on the first day of each month following any month in which Agent performs any collateral monitoring - namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a collateral monitoring fee in an amount equal to $750 per day for each person performing such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis.

     3.5. Computation of Interest and Fees.
          --------------------------------

     Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

     3.6. Maximum Charges.
          ---------------

     In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate permissible hereto, such excess amount shall be first applied to any unpaid principal balance owed by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, the Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

     3.7. Increased Costs.
          ---------------

     In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof or compliance by any Lender (for purposes of this Section 3.7, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

     (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Rate Loan or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

     (b) change the currency of a country, impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     (c) impose on Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement, any Other Documents or any Eurodollar Rate Loan;

and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Alternate Base Rate or the Eurodollar Rate, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error.

     3.8. Basis For Determining Interest Rate Inadequate or Unfair.
          --------------------------------------------------------

     In the event that Agent or any Lender shall have determined that:

     (a) reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period; or

     (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan;

Agent shall give Borrowing Agent prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Agent shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan, (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 10:00 a.m. New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate Loan, and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 10:00 a.m. New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Eurodollar Rate Loan, shall be converted into an unaffected type of Eurodollar Rate Loan, on the last Business Day of the then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, the Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar Rate Loan.

     3.9. Capital Adequacy.
          ----------------

     (a) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.9 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

     (b) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to
Section 3.9(a) hereof when delivered to Borrowers shall be conclusive absent manifest error.

IV.  COLLATERAL; GENERAL TERMS.
     -------------------------

     For the purpose of this Article IV, references herein to the "Agent" shall be deemed to mean "the Agent, for the ratable benefit of the Lenders".

     4.1. Acknowledgement and Grant of Security Interests.
          -----------------------------------------------

     (a) Each Borrower hereby acknowledges, confirms and agrees that Agent for the ratable benefit of Lenders has and shall continue to have a lien upon and security interest in all Collateral heretofore granted to Agent pursuant to the Existing Loan Agreement and the European Security Documents to secure the U.S. Obligations, in the case of the U.S. Borrowers and the European Obligations, in the case of the European Borrowers and, to the extent not otherwise granted thereunder or under the Other Documents or otherwise granted to or held by

Agent. Each Borrower hereby pledges and assigns to Agent for the ratable benefit of Lenders and grants to Agent for the ratable benefit of Lenders a continuing security interest to secure the U.S. Obligations, in the case of the U.S. Borrowers and the European Obligations, in the case of the European Borrowers in all of such Borrower's Collateral, wherever located, whether in any Borrower's possession or in the possession and control of a third party for any Borrower's or Agent's or any Lender's account. All of each Borrower's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by Agent, be kept by such Borrower in trust for Agent for the ratable benefit of Lenders.

     (b) The liens and security interests of Agent for the ratable benefit of Lenders in the Collateral shall be deemed to be continuously perfected from the earliest date of the granting of such liens and security interests, whether hereunder, under the Other Documents, or under the Existing Loan Agreement.

     (c) Anything else herein to the contrary notwithstanding the Lenders and the Agent acknowledge that the U.S. Collateral is granted as security only for the U.S. Obligations and the European Collateral is granted as security only for the European Obligations.

     4.2. Perfection of Security Interest.
          -------------------------------

     Each Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest for the ratable benefit of the Lenders in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees' lien waivers, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to the Required Lenders, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest for the ratable benefit of the Lenders under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements covering the Collateral signed by Agent instead of Borrower in accordance with Section 9-402(2) of the Uniform Commercial Code as adopted in the State of New York. All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's account as a Revolving Advance and added to (i) the U.S. Obligations, with respect to charges, expenses and fees related to the U.S. Borrowers, or (ii) the European Obligations with respect to charges, expenses and fees related to the European Borrowers or, at the Agent's option, shall be paid to Agent for the ratable benefit of the Lenders immediately upon demand.

     4.3. Disposition of Collateral.
          -------------------------

     Each Borrower will safeguard and protect all Collateral granted by such Borrower for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except the sale of Inventory in the ordinary course of business.

     4.4  Preservation of Collateral.
          --------------------------

     Following the occurrence and during the continuance of an Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Agent:
(a) may at any time take such steps as Agent deems necessary to protect Agent's and Lenders' interest in and to preserve the Collateral,\\ including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's and Lenders' interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any Borrower's owned or leased property. Each Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged (i) to the European Borrowers' accounts as a European Revolving Advance, in the case of Collateral of a European Borrower and (ii) to the U.S. Borrowers' accounts as a U.S. Revolving Advance in the case of Collateral of a U.S. Borrower; each in such manner as Agent deems appropriate and added to the U.S. Obligations, in the case of the U.S. Borrowers or the European Obligations, in the case of the European Borrowers.

     4.5. Ownership of Collateral.
          -----------------------

     With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest for its benefit and for the ratable benefit of the
Lenders: (a) each Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral to Agent for its benefit and for the ratable benefit of the Lenders; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by each Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of each Borrower that appear on such documents and agreements shall be genuine and each Borrower shall have full capacity to execute same; and (d) each Borrower's Inventory shall be located as set forth on Schedule 4.5 and shall not be removed from such location(s) without
             ------------
the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business.

     4.6. Defense of Agent's and Lender's Interests.
          -----------------------------------------

     Until (a) payment and performance in full of all of the U.S. Obligations, in the case of the U.S. Borrowers or the European Obligations, in the case of the European Borrowers and (b) termination of this Agreement, Agent's and Lenders' interests in the Collateral shall continue in full force and effect. During such period no Borrower shall, without Required Lenders' prior written consent, pledge, sell (except Inventory in the ordinary course of business), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of such Borrower's Collateral. Each Borrower shall defend Agent and Lenders' interests in such Borrower's Collateral against any and all persons whatsoever. At any time following the occurrence and during the continuance of an Event of Default and a demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, each Borrower shall, upon demand, assemble the Collateral provided by it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and the Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Each Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest for its benefit and for the ratable benefit of the Lenders to deliver same to Agent and/or subject to Agent's order and if they shall come into any Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and such Borrower, as the case may be, will immediately deliver them to Agent in their original form together with any necessary endorsement.

     4.7. Books and Records.
          -----------------

     Each Borrower (a) shall keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables as the case may be, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrowers.

     4.8. Financial Disclosure.
          --------------------

     Each Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by Borrowers at any time during the Term to exhibit and deliver to Agent and each Lender copies of any Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning any Borrower's financial status and business operations. Each Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to Borrowers, whether made by a Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from Borrowers, as the case may be, prior to obtaining such information or materials from such accountants or such authorities.

     4.9.  Compliance with Laws.
           --------------------

     Each Borrower shall comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of such Borrower's business the noncompliance with which could have a Material Adverse Effect on such Borrower. Each Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Lenders to protect Agent's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

     4.10. Inspection of Premises.
           ----------------------

     At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from any Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of their respective businesses. Agent, any Lender and their agents may enter upon any Borrower's premises at any time during business hours and at any other reasonable time, and from time to time without prior notice, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of their respective businesses.

     4.11. Insurance.
           ---------

     Each Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At Borrowers' own cost and expense in amounts and with carriers acceptable to Agent, each Borrower shall (a) keep all insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in similar businesses including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in similar businesses insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrowers either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a) and (b) above, and providing (A) that all proceeds thereunder in excess of $100,000 shall be payable to Agent for the ratable benefit of the Lenders, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent or any Borrower to make payment for such loss in excess of $100,000 to Agent and not to a Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to a Borrower and Agent jointly, Agent may endorse such Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above. All loss recoveries received by Agent upon any such insurance related to U.S. Collateral may be applied to the U.S. Obligations and all loss recoveries received by Agent upon any such insurance related to the European Collateral may be applied to the European Obligations, in such order as Agent in its sole discretion shall determine; provided, upon any Borrower's request such proceeds shall be disbursed to such
--------
Borrower for the restoration of damaged property if such proceeds together with other amounts provided by such Borrower are sufficient to fully restore such property to its condition prior to the casualty loss. Any surplus shall be paid by Agent to Borrowers or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrowers, to Agent, on demand.

     4.12.  Failure to Pay Insurance.
            ------------------------

     If any Borrower shall fail to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for such Borrower's account, and charge such Borrower's account therefor and such expenses so paid shall be part of the U.S. Obligations, in the case of a U.S. Borrower and the European Obligations, in the case of a European Borrower, provided Agent shall promptly thereafter provide to such Borrower documentation supporting such charges.

     4.13.  Payment of Taxes.
            ----------------

     Each Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon any Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between any Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to such Borrower pay the taxes, assessments or other

Charges and Borrowers hereby indemnify and hold Agent and each Lender harmless in respect thereof. The amount of any payment by Agent under this Section 4.13 shall be charged to the applicable Borrower's accounts as a Revolving Advance and added to the U.S. Obligations in the case of a U.S. Borrower or the European Obligations, in the case of a European Borrower and, until a Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to any Borrower's credit and Agent shall retain its security interest in any and all Collateral held by Agent.

     4.14.  Payment of Leasehold Obligations.
            --------------------------------

     Each Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request, will provide evidence of having done so.

     4.15.  Receivables.
            -----------

            (a) Nature of Receivables.  Each of the Receivables shall be a bona
                ---------------------
fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of such Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with such Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrowers to Agent.

            (b) Solvency of Customers.  Each Customer of each Borrower, to the
                ---------------------
best of such Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of such Borrower who are not solvent such Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

            (c) Locations of Borrower. Each Borrower's chief executive office
                ---------------------
and the office at which each maintains its books and records pertaining to Receivables is the address set forth on Schedule 4.15(c) hereto. Until written
                                        ----------------
notice is given to Agent by Borrowing Agent of any other office at which it keeps its records pertaining to Receivables all such records shall be kept at such offices.

            (d) Collection of Receivables. Until a Borrower's authority to do so
                -------------------------
is terminated by Agent (which notice Agent may give at any time following the occurrence of an Event of Default or a Default), such Borrower will, at its sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables of such Borrower, and shall not commingle such collections with its respective funds or use the same except to pay Obligations. Each Borrower shall, upon request, deliver to Agent or the Blocked Account in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received by such Borrower.

          (e) Notification of Assignment of Receivables.  At any time following
              -----------------------------------------
the occurrence and during the continuance of an Event of Default or a Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables of the U.S. Borrowers to any and all Customers or any third party holding or otherwise concerned with any of the Collateral of the U.S. Borrowers. Thereafter, Agent shall have the sole right to collect the Receivables of the U.S. Borrowers, take possession of the Collateral of the U.S. Borrowers, or both, for the ratable benefit of the Lenders, to be applied, in the case of U.S. Collateral, to the U.S. Obligations. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's accounts and added to the U.S. Obligations, in the case of the U.S. Borrowers or the European Obligations, in the case of the European Borrower.

          (f) Power of Agent to Act on Borrowers' Behalf.  Agent shall have the
              ------------------------------------------
right to receive, endorse, assign and/or deliver in the name of Agent, or any Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables of the U.S. Borrowers, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Borrower hereby constitutes Agent or Agents designee as its respective attorney with power (A) at any time following the occurrence and during the continuance of an Event of Default hereunder (i) to endorse its name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral of the U.S. Borrowers; (ii) to sign its name on any invoice or bill of lading relating to any of the Receivables of the U.S. Borrowers, drafts against Customers or assignments of Receivables of the U.S. Borrowers; (iii) to demand payment of the Receivables of the U.S. Borrowers;
(iv) to enforce payment of the Receivables of the U.S. Borrowers by legal proceedings or otherwise; (v) to exercise all of its rights and remedies with respect to the collection of the Receivables of the U.S. Borrowers and any other Collateral of the U.S. Borrowers; (vi) to settle, adjust, compromise, extend or renew the Receivables of the U.S. Borrowers; (vii) to settle, adjust or compromise any legal proceedings brought to collect Receivables of the U.S. Borrowers; (viii) to prepare, file and sign its name on a proof of claim in bankruptcy or similar document against any Customer; (ix) to prepare, file and sign its name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables of the U.S. Borrowers; and
(B) at any time (i) to send verifications of Receivables of the U.S. Borrowers to any Customer; (ii) to sign its name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (iii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default, to change the address for delivery of mail addressed to any Borrower to such address as Agent may designate.

            (g) No Liability.  Neither Agent nor any Lender shall, under any
                ------------
circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables of the U.S. Borrowers or any instrument received in payment thereof, or for any damage resulting therefrom. Following the occurrence and during the continuance of an Event of Default Agent may, without notice or consent from any Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables of the U.S. Borrowers or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept following the occurrence and during the continuance of an Event of Default the return of the goods represented by any of the Receivables of the U.S. Borrowers, without notice to or consent by any Borrower, all without discharging or in any way affecting the Obligations hereunder.

            (h) Establishment of a Lockbox Account, Dominion Account.  All
                ----------------------------------------------------
proceeds of U.S. Collateral shall, at the direction of Agent, be deposited by U.S. Borrowers into a lockbox account, dominion account or such other "blocked account" ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank(s) as may be selected by U.S. Borrowers and be acceptable to Agent. U.S. Unless as otherwise may be required at any time by Agent, for the benefit of the Lenders, Borrowers may transfer any such funds so deposited into the Blocked Accounts to one or more operating accounts designated by the Borrowers to be used for general corporate purpose. Agent assumes no responsibility for such "blocked account" arrangement including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrowers shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

            (i) Adjustments.  No Borrower will, without Agent's consent,
                -----------
compromise or adjust any Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of such Borrower, as the case may be.

     4.16.  Inventory.
            ---------

     All Inventory has been, and will be, produced by U.S. Borrowers with the Federal Fair Labor Standards Act of 1938 (to the extent applicable to such Borrower), as amended, and all rules, regulations and orders thereunder.

     4.17.  Intentionally Omitted.
            ---------------------

     4.18.  Exculpation of Liability.
            ------------------------

     Nothing herein contained shall be construed to constitute Agent or any Lender as any Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, unless such shortage, discrepancy, damage, loss or destruction results from the gross (not mere) negligence or willful misconduct of Agent or Lenders. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by any Borrower of any of the terms and conditions thereof.

     4.19.  Environmental Matters.
            ---------------------

            (a) Borrowers will ensure that all real property owned or occupied by Borrowers remains in compliance in all material respects with all Environmental Laws and they will not place or permit to be placed any Hazardous Substances on any such property except as not prohibited by applicable law or appropriate governmental authorities.

            (b) Borrowers will establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

            (c) Promptly upon the written request of Agent from time to time, Borrowers shall provide Agent, at Borrowers' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within any real property owned or occupied by a Borrower. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge (an "Authority") shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrowers to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

            (d) Each Borrower shall defend and indemnify Agent and the Lenders and hold Agent, the Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or the Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances, whether or not the same originates or emerges from any real property owned or occupied by such Borrower or any contiguous real estate, except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any

Lender. Each Borrower's obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at any real property owned or occupied by such Borrower, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrowers obligations and the indemnifications hereunder shall survive the termination of this Agreement.

            (e) For purposes of Sections 4.19 and 5.7, all references to any real property owned or occupied by a Borrower shall be deemed to include all of such Borrower's right, title and interest in and to its owned and leased premises.

     4.20.  Financing Statements.
            --------------------

     Except as respects the financing statements filed by Agent and the financing statements described on Schedule 4.20, no financing statement covering
                                  -------------
any of the Collateral or any proceeds thereof is on file in any public office.

     4.21.  ThermiSol Sweden.
            ----------------

            (a) Thermisol Sweden shall not, where the distribution restrictions in the provisions of Chapter 12 Section 2 of the Swedish Companies Act (Aktiebolagslagen (1975:1385)) apply in relation to the guarantee given by it hereunder, in each case taking into account the extent to which any commercial benefit is derived by it in giving such guarantee, assume any liability as a guarantor in respect of any European Obligations owing by a European Borrower under or in connection with this Agreement or the Security Documents to the extent that the obligations and liabilities of Thermisol Sweden in respect thereof would exceed an amount equal to the lesser of:

            (i) the amount of distributable reserves according to its last audited and adopted balance sheet as at the date hereof; and

            (ii) an amount being available for distribution by it under Chapter 12 Section 2 second paragraph of the aforementioned Swedish Companies Act.

            (b)   The provision of Section 4.21 also applies to:

            (i) any undertaking by Thermisol Sweden that is stated to be joint and several in nature;

            (ii) any indemnity given by Thermisol Sweden for the benefit of any other Borrower; and

            (iii) any undertaking as a primary obligor of obligations not corresponding to the benefit derived by the company.

V.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     Each Borrower represents and warrants as follows:

     5.1. Authority.
          ---------

     It has full power, authority and legal right to enter into this Agreement and the Other Documents and perform its respective Obligations hereunder and thereunder. The execution, delivery and performance hereof and of the Other Documents (a) are within its respective corporate powers, have been duly authorized, are not in contravention of law or the terms of any Borrower's by-laws, certificate of incorporation or other applicable documents relating to the formation or conduct of its respective business or of any material agreement or undertaking to which it is a party or by which it is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any of its respective assets under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which it or its property is a party or by which it may be bound.

     5.2. Formation and Qualification.
          ---------------------------

          (a) Each is duly formed and in good standing under the laws of its state or other jurisdiction of incorporation or formation and is qualified to do business and is in good standing in the states or other jurisdictions listed on
Schedule 5.2(a) which constitute all states in which qualification and good
---------------
standing are necessary for each to conduct its business and own its property and where the failure to so qualify could have a Material Adverse Effect. Each Borrower has delivered to Agent true and complete copies of its certificate of incorporation and/or by-laws and each will promptly notify Agent of any amendment or changes thereto.

          (b) The only Subsidiaries of Borrowers are listed on Schedule 5.2(b).
                                                               ---------------

     5.3. Survival of Representations and Warranties.
          ------------------------------------------

     All representations and warranties of each Borrower contained in this Agreement and the Other Documents shall be true at the time of the execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     5.4. Tax Returns.
          -----------

     Each U.S. Borrower's federal tax identification number is set forth on
Schedule 5.4.  Borrowers have each filed all federal, state and local tax
------------
returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrowers are adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

     5.5. Financial Statements.
          --------------------

          (a) The balance sheet of Radnor on a Consolidated Basis as of December 27, 1998 and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, furnished to Agent and the Lenders on or prior to the Effective Date, are accurate, complete and correct and fairly reflect in all material respects the financial condition of Radnor on a Consolidated Basis as of December 27, 1998, and have been prepared in accordance with GAAP, consistently applied. Such financial statements have been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Radnor. All financial statements referred to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements.

          (b) The twelve-month cash flow projections of Radnor on a Consolidated Basis, copies of which have been previously submitted to Agent and the Lenders (the "Projections") were prepared by the Chief Financial Officer of each Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect such Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period.

          (c) The balance sheets of each Borrower as of September 24, 1999, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied and present fairly in all material respects the financial position of each Borrower at such date and the results of their operations for such period. Since September 24, 1999 there has been no change in the condition, financial or otherwise, of any Borrower as shown on the balance sheets as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has caused a Material Adverse Effect.

     5.6. Corporate Name.
          --------------

     No Borrower has been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on
Schedule 5.6, nor has any Borrower been the surviving entity of a merger or
------------
consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years, except for (i) the dissolution of WinCup L.P., (ii) the acquisition of certain assets of WinCup L.P. from James River and WinCup, (iii) the acquisition of stock of Radnor Chemical pursuant to the Acquisition Agreement, (iv) the acquisition by Radnor of the limited partnership interest of James River in WinCup L.P., (v) the contribution of El Campo assets to WinCup Texas, (vi) the transfer of Minton assets to WinCup Texas, (vii) the acquisition of the assets of Neste Oy's polystyrene business, and (viii) the purchase of the stock of Epsilevy Oy by ThermiSol Finland.

     5.7. O.S.H.A. and Environmental Compliance.
          -------------------------------------

     Except as disclosed in the Phase I and Phase II environmental reports prepared by Dames & Moore and Conestoga Rovers & Associates and delivered to Agent on or before the Effective Date:

          (a) Each Borrower has duly complied in all material respects with, and the facilities, business, assets, property and leaseholds of each are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws (to the extent applicable); there have been no outstanding citations, notices or orders of material non-compliance issued to a Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules or regulations.

          (b) Each Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

          (c) Except as set forth on Schedule 5.7, there are no visible signs of
                                     ------------
releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Borrower's premises; (i) there are no underground storage tanks or polychlorinated biphenyls on any Borrower's premises; (ii) none of any Borrower's premises have ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iii) no Hazardous Substances are present on any Borrower's premises, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of any Borrower or its tenants.

     5.8. Solvency: No Litigation, Violation, Indebtedness or Default.
          -----------------------------------------------------------

          (a) Each Borrower is solvent, able to pay its respective debts as they mature, has capital sufficient to carry on its respective business and all businesses in which it is about to engage, and (i) as of the Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

          (b) Except as disclosed in Schedule 5.8(b) or the Pro Forma Financial
                                     --------------
Statements, no Borrower has (i) any pending or threatened litigation, arbitration, actions or proceedings which involve the possibility of having a Material Adverse Effect on such Borrower or on its ability to perform this Agreement, and (ii) any liabilities nor indebtedness other than the Obligations.

          (c) No Borrower is in violation of any applicable statute, regulation or ordinance in any respect which could have a Material Adverse Effect on such Borrower and no Borrower is in violation of any order of any court, governmental authority or arbitration board or tribunal which could have a Material Adverse Effect on such Borrower.

          (d) No U.S. Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto.
                                                      ---------------
Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any
                       ---------------
"accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and
Section 412(a) of the Code, whether or not waived, and each Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) no Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and no Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) no Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) no Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) no Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or
Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA,
(ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR (S)2615.3 has not been waived, (xi) no Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrowers and any member of the Controlled Group, and (xii) no Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5.9. Patents, Trademarks, Copyrights and Licenses.
          --------------------------------------------

     All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by any Borrower are set forth on Schedule 5.9, are valid and have been
                                          ------------
duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design rights tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in Schedule 5.9
                                      ------------
hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Borrower and all trade secrets used by any Borrower consist of original material or property developed by such Borrower or was lawfully acquired by such Borrower from the proper and lawful owner thereof Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof With respect to all software used by any Borrower, such Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9
                                                                  ------------
hereto.

     5.10.  Licenses and Permits.
            --------------------

     Except as set forth in Schedule 5.10, each Borrower (a) is in compliance
                            -------------
with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

     5.11.  Default of Indebtedness.
            -----------------------

     No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     5.12.  No Default.
            ----------

     No Borrower is in default in the payment or performance of any of its material contractual obligations and no Default has occurred.

     5.13.  No Burdensome Restrictions.
            --------------------------

     No Borrower is party to any contract or agreement the performance of which could have a Material Adverse Effect. No Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     5.14.  No Labor Disputes.
            -----------------

     No Borrower is involved in any labor dispute; there are no strikes or walkouts or union organization of any Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.
                     -------------

     5.15.  Margin Regulations.
            ------------------

     No Borrower is engaged, nor will either of them engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance win be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

     5.16.  Investment Company Act.
            ----------------------

     No Borrower is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is either entity controlled by such a company.

     5.17.  Disclosure.
            ----------

     No representation or warranty made by any Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

     5.18.  Intentionally Omitted.
            ---------------------

     5.19.  Swaps.
            -----

     No Borrower is a party to, nor will it be a party to, any swap agreement whereby such Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     5.20.  Conflicting Agreements.
            ----------------------

     No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on any Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of the terms of this Agreement or the Other Documents.

     5.21.  Application of Certain Laws and Regulations.
            -------------------------------------------

     No Borrower nor any Affiliate of any Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     5.22.  Business and Property of Borrowers.
            ----------------------------------

     Upon and after the Effective Date, Borrowers propose to engage substantially only in the business of manufacturing and/or distributing polystyrene beads, disposable products sold to or through the food service industry and insulation and protective packaging products and activities necessary to conduct the foregoing. On the Effective Date, each Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of its business.

     5.23.  Acquisition.
            -----------

     Each Borrower has acquired all of its assets and property in accordance with all applicable statutes and laws, such property is free and clear of all Liens other than Permitted Encumbrances.

     5.24.  Year 2000 Matters.
            -----------------

     Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) any Borrower's computer system and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which any Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed within such period of time as is required to avoid the occurrence of a Material Adverse Effect as a result of the failure to complete such reprogramming. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect.

VI.  AFFIRMATIVE COVENANTS.
     ----------------------

     Each Borrower shall, until payment in full of the Obligations and termination of this Agreement:

     6.1. Payment of Fees.
          ---------------

     Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Agent may, without making demand, charge the accounts of Borrowers for all such fees and expenses, provided Agent shall promptly thereafter provide Borrowing Agent with copies of supporting documentation.

     6.2. Conduct of Business and Maintenance of Existence and Assets.
          -----------------------------------------------------------

     (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof.

     6.3.  Violations.

     Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Borrower which may have a Material Adverse Effect on any Borrower.

     6.4.  Government Receivables.
           ----------------------

     Take all steps necessary to protect Agent's and Lenders' interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any arising out of contracts between any Borrower and the United States, any state or any department, agency or instrumentality of any of them.

     6.5.  Net Worth.
           ----------

     Cause to be maintained Net Worth in an amount not less than the amounts set forth below as of the dates set forth below:

                Date             Amount
                ----             ------

              12-31-99         $ 9,000,000
              12-31-00         $10,000,000
              12-31-01         $10,000,000

     6.6.  Current Ratio.
           -------------

     Cause to be maintained a ratio of Current Assets to Current Liabilities of not less than 1.00 to 1.00 at the end of each fiscal quarter.

     6.7.  Fixed Charge Coverage.
           ---------------------

     Cause to be maintained a Fixed Charge Coverage for Radnor on a Consolidated Basis to be equal to or greater than 1.00 to 1.00 as at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     6.8.  Interest Coverage.
           -----------------

     Cause to be maintained an Interest Coverage for Radnor on a Consolidated Basis equal to or greater than 1.25 to 1.00 as at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     6.9.  Net Income.
           ----------

     Achieve Net Income (excluding non-cash extraordinary items and the non-recurring charge for discontinued operations recognized in fiscal 1999 in connection with the 1995 disposition of assets) of at least $1 in each fiscal year for Radnor on a Consolidated Basis.

     6.10. Funded Indebtedness to EBITDA Ratio.
           -----------------------------------

     Cause to be maintained a ratio of Funded Indebtedness to EBITDA for Radnor on a Consolidated Basis equal to or less than the respective ratios set forth below as at the end of each fiscal quarter ending during the respective periods set forth below for the most recent four fiscal quarters then ended:


                                                    Maximum Ratio of
                        Period                Funded Indebtedness to EBITDA
                        ------                -----------------------------

              3/31/2000 through 9/30/2000              6.00 to 1.0
              12/31/2000 through 9/30/2001             5.25 to 1.0
              12/31/2001 and thereafter                4.00 to 1.0

     6.11.  Execution of Supplemental Instruments.
            -------------------------------------

     Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

     6.12.  Payment of Indebtedness.
            -----------------------

     Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its material obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Agent and the Lenders.

     6.13.  Standards of Financial Statements.
            ---------------------------------

     Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10,
9.11 and 9.12 as to those to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

     6.14.  Exercise of Rights.
            ------------------

     Enforce all of its rights under the Acquisition Agreement and all documents executed in connection therewith including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

     6.15.  Landlord Waivers; Bailee Letters.
            --------------------------------

     Not later than sixty (60) days following the Effective Date, Borrowers shall deliver either (a) acknowledgements from each landlord or bailee that executed a landlord's waiver or bailee letter, respectively, in favor of Agent acknowledging the continuing effectiveness of such landlord's waiver or bailee letter or (b) assignments of such previously executed landlord's waivers and bailee letters in favor of the Agent, in each case as reasonably required by the Agent and in form and substance satisfactory to the Agent.

VII. NEGATIVE COVENANTS.
     ------------------

     No Borrower (or in the case of Section 7.16 only, no U.S. Borrower) shall, until satisfaction in full of the Obligations and termination of this Agreement:

     7.1.  Merger, Consolidation, Acquisition and Sale of Assets.
           -----------------------------------------------------

           (a) Enter into any merger, consolidation or other reorganization with or into any other Person (other than another Borrower) or acquire all or a substantial portion of the assets or stock of any Person (other than another Borrower) or permit any other Person (other than another Borrower) to consolidate with or merge with it; provided, however, that the Borrowers shall
                                   --------
be permitted to acquire (by merger or otherwise, and notwithstanding the limitations set forth in Section 7.6 hereof) all or substantially all of the assets or all or substantially all of the shares of capital stock of a Person, provided that no such acquisition shall be permitted hereunder unless (i) at the time of and after giving effect to such acquisition, no Event of Default or Default shall have occurred and be continuing, (ii) the aggregate purchase price of all such acquisitions plus amounts expended pursuant to Section 7.12(b) hereof shall not exceed $5,000,000 during any fiscal year, and (iii) Agent shall have a perfected first priority security interest in the Collateral of the acquired entity.

           (b) Sell, lease, transfer or otherwise dispose of all or any material part of its properties or assets, except in the ordinary course of its business.

     7.2.  Creation of Liens.
           -----------------

     Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     7.3.  Guarantees.
           ----------

     Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders or to any Affiliate of Lenders) except (a) as disclosed on Schedule 7.3, (b) the endorsement of checks
                                    ------------
in the ordinary course of business and (c) guaranties not to exceed a liability of $5,000,000 in the aggregate at any one time.

     7.4.  Investments.
           -----------

     Purchase or acquire obligations or stock of; or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; (e) investments in one or more Subsidiaries, joint ventures or other Affiliates in an aggregate sum not to exceed the sum of (i) 50% of cumulative Net Income (excluding non-cash extraordinary items and the non-recurring charge for discontinued operations recognized in fiscal year 1999 in connection with the 1995 disposition of assets) since October 15, 1997 of Radnor on a Consolidated Basis plus (ii) $3,000,000; provided, at the time of such
                                         --------
investment no Event of Default has occurred or would occur after giving effect to such payment; (f) investments by any U.S. Borrower in any other U.S. Borrower; (g) investments by any European Borrower in any other Borrower; (h) investments by the U.S. Borrowers in any European Borrower in an aggregate amount for all such investments not to exceed $5,000,000; and (i) intercompany investments existing on the Effective Date made in connection with the acquisition of the polystyrene business of Neste Oy.

     7.5.  Loans.
           -----

     Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to
(a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, (b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $100,000 at any time outstanding; provided, the provisions of this subclause (b) shall
                         --------
not prohibit any loans to an irrevocable life insurance trust established by Michael T. Kennedy ("Insurance Trust") for the purposes of paying annual premiums on the life insurance policies owned by the Insurance Trust on the life of Michael T. Kennedy in an aggregate amount not to exceed

$700,000 outstanding at any one time, (c) loans to a Subsidiary so long as at the time of such loan no Event of Default has occurred or would occur after giving effect to such loan or advance, (d) loans to StyroChem International, Ltd. in an aggregate amount not to exceed $4,000,000 at any time outstanding so long as at the time of such loan no Event of Default has occurred or would occur after giving effect to such loan or advance, (e) loans to Affiliates of the Borrowers not to exceed $5,000,000 in the aggregate, (f) loans made by any U.S. Borrower to any other U.S. Borrower, (g) loans made by any European Borrower to any other Borrower (h) loans made by the U.S. Borrowers to any European Borrower in an aggregate amount for all such loans outstanding at any time not to exceed $8,000,000 and (i) intercompany loans outstanding on the Effective Date made in connection with the acquisition of the polystyrene business of Neste Oy.

     7.6.  Capital Expenditures.
           --------------------

     Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in an amount in excess of the amounts set forth below for the fiscal years set forth below with respect to Radnor on a Consolidated Basis:

               Fiscal Year Ended          Amount
               -----------------        ----------

               12-31-99                 22,500,000
               12-31-00                 13,900,000
               12-31-01                  9,900,000
               12-31-02                  7,400,000

     Notwithstanding that the amount of permitted capital expenditures for the fiscal year ended December 31, 1999 is $22,500,000, Borrowers may make additional capital expenditures in fiscal year ended December 31, 1999 solely to purchase that certain foam packaging plant in Tolleson, Arizona in an aggregate amount not to exceed $9,300,000.

     7.7.  Dividends: Distributions.
           ------------------------

     Declare, pay or make any dividend or distribution to any of its shareholders or apply any of its funds, property or assets to the purchase, redemption or other retirement of any of its capital stock except, so long as
(a) notice of termination with regard to this Agreement shall not be outstanding and (b) if Undrawn Availability is less than $5,000,000 the purpose for such distribution shall be as set forth in writing to Lenders at least ten
(10) days prior to such distribution and such distribution shall in fact be used for any of the following purposes: (i) any Borrower shall be permitted to make distributions to any of its shareholders who are Borrowers hereunder to enable Radnor to make its regularly scheduled payments of interest on the Senior Notes and the Second Senior Notes if (x) the aggregate amount of such distributions do not exceed the interest payments then required to be paid by Radnor on the Senior Notes or the Second Senior Notes) as the case may be, and (y) at the time of and after giving effect to any such distribution no Event of Default has occurred or would occur; and (ii) any Borrower shall be permitted to make distributions to any of its shareholders for any purpose if (x) at the time of and after giving effect to such distribution no Event of Default has occurred or would occur, (y) in the event that Borrowers have Revolving Advances outstanding hereunder in excess of

$2,000,000 at the time of such distribution, after giving effect to such distribution Undrawn Availability is more than $2,000,000 and (z) in the event such distribution is made by Radnor, after giving effect to such distribution, the aggregate amount of all payments or distributions made by Radnor during such fiscal year does not exceed 50% of Net Income for the immediately preceding fiscal year.

     7.8.  Indebtedness.
           ------------

     Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof; (iii) Indebtedness due under the guaranties issued in respect of the Senior Notes and the Second Senior Notes; (iv) Indebtedness of any Borrower to any other Borrower permitted under Section 7.5; and (v) Indebtedness in a maximum aggregate amount outstanding not greater than $10,000,000 for all Borrowers. Notwithstanding the foregoing, Borrowers may incur Indebtedness in excess of the foregoing amounts if, after giving pro forma effect to the incurrence of such Indebtedness, Interest Coverage for each of the four fiscal quarters most recently ended would equal or exceed 2.0 to 1.0 if calculated as if such Indebtedness was outstanding for the entire four quarter period.

     7.9.  Nature of Business.
           ------------------

     Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     7.10. Transactions with Affiliates.
           ----------------------------

     Except for investments permitted under Section 7.4, loans permitted under
Section 7.5, and dividends and distributions permitted under Section 7.7, directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions disclosed in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate provided, the provisions of this Section
7.10 shall not prohibit any payments to Radnor Management, Inc. ("Management") in accordance with the provisions of the Management Services Agreement dated as of December 18, 1996 among Management, Borrowers, StyroChem US, Ltd. and StyroChem FSC, Ltd. ("Management Agreement") in an aggregate amount not to exceed the actual Expenses under and as defined in the Management Agreement.

     7.11. Leases.
           ------

     Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $7,500,000 in any one fiscal year.

     7.12.  Subsidiaries.
            ------------

            (a) Form any Subsidiary unless (A) (i) such Subsidiary either expressly joins in this Agreement as a borrower and becomes jointly and severally liable for the Obligations pursuant to the form of Joinder attached hereto as Exhibit 7.12-A or executes a guaranty of the Obligations in the form attached hereto as Exhibit 7.12-B, each in form satisfactory to Agent and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing conditions or (B) such Subsidiary is formed pursuant to the provisions of Section 7.4 hereof.

            (b) Enter into any partnership, joint venture or similar arrangement unless (i) at the time of and after giving effect to such arrangement no Event of Default or Default shall have occurred and be continuing and (ii) the aggregate amount invested therein plus amounts expended pursuant to Section 7.1(a) hereof shall not exceed $5,000,000 during any fiscal year.

     7.13.  Fiscal Year and Accounting Changes.
            ----------------------------------

     Change its fiscal year from December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

     7.14.  Pledge of Credit.
            ----------------

     Now or hereafter pledge any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

     7.15.  Amendment of Certificate of Incorporation, Etc.
            ----------------------------------------------

     Amend, modify or waive any material term or material provision of its Certificate of Incorporation, By-laws the Senior Notes or the Second Senior Notes.

     7.16.  Compliance with ERISA.
            ---------------------

     (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d); (ii) engage, or permit any member of the
             ---------------
Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code; (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code; (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of any Borrower or any member of the Controlled Group or the imposition of a lien on the property of any Borrower or any member of the Controlled Group pursuant to
Section 4068 of ERISA; (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on

Schedule 5.8(d); (vi) incur, or permit any member of the Controlled Group to
---------------
incur, any withdrawal liability to any Multiemployer Plan; (vii) fail promptly to notify the Agent of the occurrence of any Termination Event; (viii) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan; (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan.

     7.17.  Senior Notes.
            ------------

     At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of; interest on or premium payable in connection with the repayment or redemption of the Senior Notes, except that Radnor may (i) pay all regularly scheduled payments of interest on the Senior Notes so long as no Event of Default has occurred or would occur after giving effect to such payment and (ii) repurchase Senior Notes so long as after giving effect to such repurchase Undrawn Availability of the Borrowers under this Agreement is not less than $15,000,000.

     7.18.  Second Senior Notes.
            -------------------

     At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of; interest on or premium payable in connection with the repayment or redemption of the Second Senior Notes, except that Radnor may (i) pay all regularly scheduled payments of interest on the Second Senior Notes so long as no Event of Default has occurred or would occur after giving effect to such payment and (ii) repurchase Second Senior Notes so long as after giving effect to such repurchase Undrawn Availability of the Borrowers under this Agreement is not less than $15,000,000.

     7.19.  Prepayment of Indebtedness.
            --------------------------

     At any time, directly or indirectly, prepay any Indebtedness (other than to Agent and the Lenders and Indebtedness of any Borrower to any other Borrower permitted hereunder), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower, except Senior Notes and Second Senior Notes in accordance with Section 7.17 or 7.18 and Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof, to the extent that such prepayment is necessary in connection with the refinancing of such Indebtedness and such Indebtedness is on similar terms.

VIII.  CONDITIONS PRECEDENT.
       --------------------

     8.1.   Conditions to Initial Advances.
            ------------------------------

     The agreement of Lenders to make the initial Advances requested to be made on the Effective Date is subject to the satisfaction, or waiver by Required Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

          (a) Ratification Agreement.  Agent shall have received a Ratification
              ----------------------
Agreement duly executed and delivered by Borrowers pursuant to which Borrowers reaffirm and ratify certain ancillary documents delivered in connection with the Existing Loan Agreement.

          (b) Agreement; Notes.  Agent shall have received (i) this Agreement
              ----------------
duly executed and delivered by an authorized officer of Borrowers and Lenders,
(ii) the Notes duly executed and delivered by an authorized officer of Borrowers (and a Swingline Note for the Swingline Lender), and (iii) the Assignment of Financing and Security Agreements.

          (c) Filings, Registrations and Recordings.  Each document (including,
              -------------------------------------
without limitation, any Uniform Commercial Code financing statement or assignments thereof) required by this Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent for its benefit and for the ratable benefit of the Lenders, a perfected security interest in or lien upon the Collateral, or in the case of the European Borrowers, a registered floating charge (yrityskiinnitys in the case of Finland, and foretagshypotek, in the case of Sweden) shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

          (d) Proceedings of Borrowers.  Agent shall have received a copy of the
              ------------------------
resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrowers, authorizing (i) the execution, delivery and performance of this Agreement, the Notes, any related agreements and all documents executed in connection therewith (collectively the "Documents") and
(ii) the granting by Borrowers of the security interests in and liens upon the Collateral in each case certified by the President of each Borrower as of the Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (e) Incumbency Certificates of Borrowers.  Agent shall have received a
              ------------------------------------
certificate of the Secretary of each Borrower, dated the Effective Date, as to the incumbency and signature of the officers of each Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such officer;

          (f) Certificates.  Agent shall have received a copy of the Articles or
              ------------
Certificate of Incorporation, and all amendments to the foregoing, certified by the Secretary of State together with copies of the by-laws and shareholders agreements of each Borrower, as applicable, certified as accurate and complete by the general partner or secretary of each Borrower;

          (g) Good Standing Certificates.  Agent shall have received good
              --------------------------
standing certificates for each U.S. Borrower dated not more than ten (10) days prior to the Effective Date, issued by the Secretary of State or other appropriate official of each U.S. Borrower's jurisdiction of formation and each jurisdiction where the conduct of a U.S. Borrower's business activities or the ownership of its properties necessitates qualification;

          (h) Legal Opinion.  Agent shall have received the executed legal
              -------------
opinions of Duane Morris & Heckscher LLP and such other counsel as may be required by the Lenders in form and substance satisfactory to the Lenders which shall cover such matters incident to the transactions contemplated by this Agreement, the Notes, and related agreements as Agent may reasonably require and Borrowers hereby authorize and direct such counsel to deliver such opinions to Agent and the Lender;

          (i) No Litigation.  (i) No litigation, investigation or proceeding
              -------------
before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower or against the officers or directors of any Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Agent, is deemed material or (B) which if adversely determined, could, in the reasonable opinion of the Agent, have a Material Adverse Effect on any Borrower; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or the conduct of its business shall have been issued by any Governmental Body;

          (j) Financial Condition Opinions.  Agent shall have received an
              ----------------------------
executed Officers' Certificate in the form of Exhibit 8.1(j);
                                              --------------

          (k) Collateral Examination.  Agent and Lenders shall have received the
              ----------------------
Borrowers' most recent field audit (which shall be less than twelve months old), the results of which shall be satisfactory in form and substance to the Agent and Lenders;

          (l) Fees.  Agent shall have received all fees payable to Agent and to
              ----
the Lenders on or prior to the Effective Date pursuant to Article III hereof;

          (m) Intentionally Omitted.

          (n) Intentionally Omitted.

          (o) Payment Instructions.  Agent shall have received written
              --------------------
instructions from Borrowers directing the application of proceeds of the initial Advances made pursuant to this Agreement;

          (p) Consents.  Agent shall have received any and all Consents
              --------
necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

          (q) No Material Adverse Change.  (i) since December 31, 1998 (a) no
              --------------------------
material adverse change shall have occurred in the condition, financial or otherwise, operations, properties or prospects of any Borrower, (b) no material damage or destruction shall have occurred to any of the Collateral and no material depreciation in the value thereof, (c) no material adverse deviation shall have occurred from the forecasts and projections previously delivered to Agent and (d) no event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on any Borrower shall have occurred and (ii) no representations made or information supplied to Agent or the Lenders shall have been proven to be inaccurate or misleading in any material respect;

          (r) Contract Review.  Agent shall have had the opportunity to review
              ---------------
all material contracts of each Borrower including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and any such contracts and agreements reviewed shall be satisfactory in all respects to Agent;

          (s) Closing Certificate.  Agent shall have received closing
              -------------------
certificate signed by the Chief Financial Officer of Radnor dated as of the date hereof, stating that (i) all representations and warranties made by each Borrower as set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrowers are on such date in compliance with all the terms and provisions set forth in this Agreement and the other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

          (t) Borrowing Base.  Agent and Lenders shall have received evidence
              --------------
from Borrowers that (i) the U.S. Borrowing Base is sufficient in value and amount to support the U.S. Advances in the amounts requested by the U.S. Borrowers on the Effective Date, and (ii) the European Borrowing Base is sufficient in value and amount to support the European Advances in the amounts requested by the European Borrowers on the Effective Date;

          (u) Agreements.  Agent and Lenders shall have received copies of all
              ----------
agreements evidencing the obligations of any Borrower with respect to its Indebtedness for borrowed money, which agreements shall be in form and substance satisfactory to Agent and shall set forth the conditions on which (i) such Borrower may make and the holder(s) of such indebtedness may receive payments with respect thereto and (ii) the holder(s) of such indebtedness may accelerate such obligations, commence any action against or otherwise exercise any rights or enforce any remedies against such Borrower, which conditions shall be satisfactory in form and substance to Agent in its discretion.

          (v) Intentionally Omitted.

          (w) Intentionally Omitted.

          (x) Other Documents.  Agent shall have received the executed Other
              ---------------
Documents, each in form and substance satisfactory to Lenders;

          (y) Insurance.  Agent shall have received in form and substance
              ---------
satisfactory to Agent, certified copies of each Borrower's casualty insurance policies evidencing coverage on all Collateral in such amounts, with such carriers and covering such risks as is acceptable to Agent, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of each Borrower's liability insurance policies, together with endorsements naming Agent as an additional or co-insured;

           (z)  Leasehold Agreements.  Agent shall have received landlord,
                --------------------
mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased or owned by any Borrower at which Inventory is located;

           (aa) Resignation and Assignment by Prior Agent. The Prior Agent shall
                -----------------------------------------
have resigned as administrative agent under the Existing Loan Agreement and shall have executed all necessary assignment agreements and related documents, including but not limited to collateral assignment agreements and assignment of UCC-1 financing statements in favor of Bank of America, as Agent for the Lenders.

     8.2.  Conditions to Each Advance.
           --------------------------

     The agreement of the Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance but excluding any Revolving Advance deemed requested by Borrowing Agent in connection with a disbursement relating to a Letter of Credit pursuant to Section 2.9(c) hereof or a Revolving Advance necessary to fund a Swingline Loan pursuant to Section 2.14 hereof), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

           (a)  Representations and Warranties.  Each of the representations and
                ------------------------------
warranties made by the Borrowers in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date except as such representations and warranties are modified in a manner consistent with this Agreement;

           (b)  No Default.  No Event of Default or Default shall have occurred
                ----------
and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Lenders in
                                             --------- -------
their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

           (c)  Maximum Advances.
                ----------------

           (i) in the case of any U.S. Revolving Advances or Swingline Loans requested to be made or U.S. Letters of Credit to be issued, after giving effect thereto, the aggregate of all U.S. Advances outstanding shall not exceed the U.S. Borrowing Base.

           (ii) in the case of any European Revolving Advances requested or European Letters of Credit requested to be issued, after giving effect thereto, the aggregate of all European Advances outstanding shall not exceed the European Borrowing Base.

     Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

IX.  INFORMATION.
     -----------

     Each Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

     9.1.  Disclosure of Material Matters.
           ------------------------------

     Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, any Borrower's reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     9.2.  Schedules.
           ---------

     Deliver to Agent and if requested, the Lenders, on or before the fifteenth
(15th) day of each month as and for the prior month (a) accounts receivable agings, (b) accounts payable schedules and (c) Inventory reports for each Borrower. In addition, each Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and any Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

     9.3.  Intentionally Omitted.
           ---------------------

     9.4.  Litigation.
           ----------

     Promptly notify Agent and Lenders in writing of any litigation, suit or administrative proceeding affecting any Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may have a Material Adverse Effect on any Borrower.

     9.5.  Material Occurrences.
           --------------------

     Promptly notify Agent and Lenders in writing upon the occurrence of (a) any Event of Default or Default; (b) any event of default or (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Notes; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Agent or any Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Borrower as of the date of such statements; (e) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in
Section 4971 of the Internal Revenue Code, could subject Borrower to a tax imposed by Section 4971 of the Internal Revenue Code; (f) each and every default by any Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of any Borrower which might reasonably be expected to be materially adverse; in each case describing the nature thereof and the action such Borrower proposes to take with respect thereto.

     9.6.  Government Receivables.
           ----------------------

     Notify Agent immediately if any of the Receivables arise out of contracts between any Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

     9.7.  Annual Financial Statements.
           ---------------------------

     Furnish Agent and the Lenders within ninety (90) days after the end of each fiscal year of Borrowers, financial statements of Radnor on a consolidated and consolidating basis, including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Agent (the "Accountants"). The report of such accounting firm shall be accompanied by a statement of such accounting firm certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 7.6 and 7.11 hereof.

     9.8.  Quarterly Financial Statements.
           ------------------------------

     Furnish Agent and Lenders within 45 days after the end of each fiscal quarter, an unaudited balance sheet of Radnor on a Consolidated Basis and unaudited statements of income and stockholders' equity and cash flow reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 7.6 and 7.11 hereof.

     9.9.  Monthly Financial Statements.
           ----------------------------

     Furnish Agent and Lenders within thirty (30) days after the end of each month, an unaudited balance sheet of Radnor on a consolidated and consolidating basis and unaudited statements of income and stockholders' equity and cash flow reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 7.6 and 7.11 hereof.

     9.10. Other Reports.
           -------------

     Furnish Agent and Lenders as soon as available, but in any event within ten
(10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as Radnor shall send to its stockholders and
(ii) copies of all notices sent pursuant to the Senior Notes.

     9.11. Additional Information.
           ----------------------

     Furnish Agent and Lenders with such additional information as Agent and Lenders shall reasonably request in order to enable Agent and Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrowers including, without limitation and without the necessity of any request by Agent or any Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of any Borrower's opening of any new office or place of business or any Borrower's closing of any existing office or place of business, and (c) promptly upon learning thereof, notice of any labor dispute to which any Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Borrower is a party or by which any Borrower is bound.

     9.12.  Projected Operating Budget.
            --------------------------

     Furnish Agent and Lenders, no later than (x) ninety (90) days following the Effective Date and (y) thirty (30) days prior to the beginning of each fiscal year commencing with fiscal year 2000, a month by month projected operating budget and cash flow of Radnor on a Consolidated Basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by each Borrower's Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

     9.13.  Intentionally Omitted.
            ---------------------

     9.14.  Notice of Suits, Adverse Events.
            -------------------------------

     Furnish Agent and Lenders with prompt notice of (i) any lapse or other termination of any Consent issued to Borrowers by any Governmental Body or any other Person that is material to the operation of any Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by any Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower, or if copies thereof are requested by Agent or any Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Borrower.

     9.15.  ERISA Notices and Requests.
            --------------------------

     Furnish Agent and Lenders with immediate written notice in the event that
(i) any Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower, or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred together with a written statement describing such transaction and the action which such Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto,
(iii) a funding waiver request has been filed with respect to any Plan together with all communications received by Borrower, or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which such Borrower or any member of the Controlled Group was not previously contributing shall occur, (v) any Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) any Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, together with copies of each such letter; (vii) any Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) any Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment; (ix) any Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated) (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     9.16.  Additional Documents.
            --------------------

     Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.


X.   EVENTS OF DEFAULT.
     -----------------

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

     10.1. failure by any Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or any Other Document when due;

     10.2. any representation or warranty made or deemed made by any Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

     10.3. failure by any Borrower to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records;

     10.4. issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any Borrower's property;

     10.5. (i) a failure or neglect of any Borrower to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.7, 4.8, 4.9, 4.14, 4.17, 4.19, 6.1, 6.2, 6.3, and 6.9 hereof which is not cured within thirty
(30) days from the occurrence of such failure or neglect; or (ii) failure or neglect of any Borrower to perform, keep or observe any other term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between any Borrower, Agent and the Lenders after expiration of all applicable grace periods;

     10.6. any judgment in excess of $300,000 is rendered against any Borrower or judgment liens filed against any Borrower of judgments in excess of $1,000,000 in the aggregate are rendered against all Borrowers for an amount which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record;

     10.7. any Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     10.8. any Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     10.9. any Subsidiary of any Borrower or any Guarantor, shall (i) apply for, consent to or suffer the appointment of: or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     10.10. any change in the condition or affairs (financial or otherwise) of any Borrower which in Agent's opinion impairs the Collateral or the ability of any Borrower to perform its Obligations under this Agreement;

     10.11. any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     10.12. an event of default has occurred and been declared under the Senior Notes which default shall not have been cured or waived within any applicable grace period;

     10.13. a default of the obligations of any Borrower under any other agreement to which it is a party shall occur which materially adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

     10.14. termination or breach of any Guaranty or similar agreement executed and delivered to Agent in connection with the Obligations of any Borrower, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty or similar agreement;

     10.15. any Change of Ownership or Change of Control shall have occurred;

     10.16. any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Borrower, or Borrower shall so claim in writing to Agent;

     10.17. (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent, trademark or tradename of any Borrower, the continuation of which is material to the continuation of any Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or
(c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of any Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of any Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement could reasonably be expected to have a Material Adverse Effect on any Borrower;

     10.18. any portion of the Collateral shall be seized or taken by a Governmental Body or the title and rights of any Borrower shall have become the subject matter of litigation which might, in the opinion of Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

     10.19. the operations of any Borrower's manufacturing facilities are interrupted at any time for more than fourteen (14) consecutive days, or if any Borrower's manufacturing capacity is reduced by 25% as a result of such an interruption of operations (other than permanent interruptions resulting from planned closing of up to three (3) plants) unless such Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive twelve (12) month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause
(i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if any Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days;

     10.20. an event or condition specified in Sections 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any member of the Controlled Group shall incur, or in the opinion of Lender be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of the Required Lenders, could have a Material Adverse Effect on any Borrower;


XI.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.
     ------------------------------------------

     11.1.  Rights and Remedies.
            -------------------

     Upon the occurrence of (i) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and the Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence of any Event of Default, Agent may, and at the direction of the Required Lenders shall, exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any Borrower's premises or other premises without legal process and without incurring liability to any Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrowers to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms) either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrowers reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowing Agent at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by each Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use (a) all of each Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods without cost to Agent. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations. If any deficiency shall arise, each Borrower shall remain liable to Agent and the Lenders therefor.

     11.2.  Agent's Discretion.
            ------------------

     Agent shall have the right in its sole discretion, but with the consent of the Required Lenders to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

     11.3.  Setoff.
            ------

     In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply any of Borrowers' property held by Agent and such Lender or by the Bank to reduce the Obligations.

     11.4.  Rights and Remedies not Exclusive.
            ---------------------------------

     The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

     11.5.  Actions in Concert.
            ------------------

     Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including, without limitation, exercising any right of set-off) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of the Agent and the Required Lenders.


XII. WAIVERS AND JUDICIAL PROCEEDINGS.
     --------------------------------

     12.1.  Waiver of Notice.
            ----------------

     Each Borrower each hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered) or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

       12.2.  Delay.
              -----

       No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

       12.3.  Jury Waiver.
              -----------

       EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


XIII.  EFFECTIVE DATE AND TERMINATION.
       ------------------------------

       13.1.  Term.
              ----

       This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon five (5) days' prior written notice upon payment in full of the Obligations (the "Prepayment Date").

       13.2.  Termination.
              -----------

       The termination of the Agreement shall not affect any Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and the Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of

Borrowers have been paid or performed in full after the termination of this Agreement or Borrowers have furnished Agent and the Lenders with an indemnification satisfactory to Agent and the Lenders with respect thereto. Accordingly, each Borrower waives any rights which it may have under Section 9-404(1) of the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such UCC termination statements to Borrowers, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds.

XIV.  REGARDING AGENT.
      ---------------

      14.1.  Appointment.
             -----------

      Each Lender hereby designates Bank of America to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Sections 3.3(a)(i), 3.3(c), 3.4(a) and 3.4(b) charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Notes) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall
                                        --------- -------
not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

      14.2.  Nature of Duties.
             ----------------

      Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross negligence (but not mere negligence) or willful misconduct, (ii) liable for any action taken or omitted by the Prior Agent or any of its officers, directors, employees or agents, or (iii) responsible in any manner for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Borrower to perform its respective obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Borrower. The duties of Agent as respects the Advances to any Borrower shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

      14.3.  Lack of Reliance on Agent and Resignation.
             -----------------------------------------

      Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrowers. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of each Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Other Documents or the financial condition of each Borrower, or the existence of any Event of Default or any Default.

     Agent may resign on sixty (60) days' written notice to each of Lenders and Borrowers and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrowers.

     Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this
Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     14.4.  Certain Rights of Agent.
            -----------------------

     If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     14.5.  Reliance.
            --------

     Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

     14.6.  Notice of Default.
            -----------------

     Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or any Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders; provided, that, unless and until Agent shall
                                  --------  ----
have received such directions, Agent may but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

     14.7.  Indemnification.
            ---------------

     To the extent Agent is not reimbursed and indemnified by Borrowers, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided
                                                                    --------
that, Lenders shall not be liable for any portion of such liabilities,
----
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's willful misconduct or gross (not mere) negligence.

     14.8.  Agent in its Individual Capacity.
            --------------------------------

     With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender.
Agent may engage in business with Borrowers as if it were not performing the duties

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

specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     14.9.  Delivery of Documents.
            ---------------------

     To the extent Agent receives documents and information from any Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

     14.10.  Borrowers' Undertaking to Agent.
             -------------------------------

     Without prejudice to their respective obligations to the Lenders under the other provisions of this Agreement, each Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or the Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy Borrowers' obligations to
                                  --- -----
make payments for the account of the Lenders or the relevant one or more of them pursuant to this Agreement.


XV.  MISCELLANEOUS.
     -------------

     15.1.  Governing Law.
            -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Borrower each accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section 15.6. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Agent to bring proceedings against any Borrower in the courts of any other jurisdiction. Each Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any
                                                     --------------------
judicial proceeding by any Borrower against the Agent or Lenders involving, directly or indirectly, any matter or claim in any way arising out of: related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

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

     15.2  Entire Understanding.
           --------------------

           (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrowers, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

           (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and each Borrower may, subject to the provisions of this
Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement, the Notes or the Other Documents executed by Borrowers, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of the Lenders, Agent or any Borrower thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall (x)
            --------- -------
amend Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10 or 7.6 without the consent of 67% of the Lenders or (y) without the consent of all the Lenders:

               (i) increase or decrease the Commitment Percentage of any Lender or the Maximum Loan Amount or the Advance Rates.

               (ii) extend the maturity of any Note or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrowers to Agent or Lenders pursuant to this Agreement.

               (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b).

               (iv) release any Collateral during any calendar year having an aggregate value in excess of $100,000.

               (v)    change the rights and duties of Agent.

Any such supplemental agreement shall apply equally to each of the Lenders and shall be binding upon Borrowers, the Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrowers, Agent and the Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default

(whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

     15.3  Successors and Assigns; Participations; New Lenders.
           ---------------------------------------------------

           (a) This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent, each Lender, all future holders of the Notes and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and Lenders holding at least seventy-six percent (76%) of the Advances or if no Advances are outstanding, seventy-six percent (76%) of the Commitment Percentages.

           (b) Each Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrowers shall not be required to pay to any Transferee more than the amount which it would have been required to pay to the Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee.
     Each Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

           (c) Any Lender may with the consent of Agent which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording provided no Purchasing Lender shall be sold an aggregate commitment of less than $5,000,000. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Borrower hereby consent to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Borrower shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

          (d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowers, or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

          (e) Each Borrower authorizes each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrowers which has been delivered to such Lender by or on behalf of any Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrowers.

     15.4.  Application of Payments.
            -----------------------

     Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

     15.5.  Indemnity.
            ---------

     Each Borrower shall indemnify Agent and each Lender and their officers, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct or gross (not mere) negligence of the party being indemnified.

     15.6.  Notice.
            ------

     Any notice or request hereunder may be given to any Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

     (A)  If to Agent or Bank of America at: Bank of America, N.A.
                                             Agency Services
                                             Independence Center, 15th Floor
                                             Charlotte, NC  28255
                                             Attention:  Kelly Weaver
                                             Telephone:  (704)  388-6483
                                             Telecopier:  (704)  409-0014

          with a copy to
          (other than with respect
          to matters relating solely
          to fundings and payments):         Bank of America, N.A.
                                             335 Madison Ave.
                                             New York, NY 10017
                                             Attention:  David Noda
                                             Telephone:  (212) 503-7948
                                             Telecopy:  (212) 503-7878

     (B) If to a Lender other than Agent, as specified on the signature pages hereof

     (C)  If to a Borrower:         c/o Radnor Holdings Corporation
                                    Three Radnor Corporate Center
                                    Suite 300
                                    100 Matsonford Road
                                    Radnor, Pennsylvania 19087
                                    Attention: Michael T.  Kennedy
                                    Telephone:  (610) 995-2568
                                    Telecopier:  (610) 995-2697

          with a copy to:           Duane Morris & Heckscher
                                    One Liberty Place
                                    Philadelphia, Pennsylvania 19103
                                    Attention: Stephen Teaford, Esq.
                                    Telephone:  (215) 979-1220
                                    Telecopier:  (215) 979-1020

     15.7.  Survival.
            --------

     The obligations of Borrowers under Sections 2.2(f), 3.7, 3.8, 3.9, 14.7 and
15.5 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

     15.8.  Severability.
            ------------

     If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

     15.9.  Expenses.
            --------

     Borrowers shall pay all costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, any Lender and Agent on behalf of the Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with any Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements.

     15.10.  Injunctive Relief.
             -----------------

     Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Agent and the Lenders; therefore, Agent and each Lender, if Agent or such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

     15.11.  Consequential Damages.
             ---------------------

     Neither Agent nor Lenders nor any agent or attorney for any of them shall be liable to any Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

     15.12.  Captions.
             --------

     The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

     15.13.  Counterparts:  Telecopied Signatures.
             ------------------------------------

     This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.14.  Construction.
             ------------

     The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     15.15.  Currency Indemnity.
             ------------------

     Except as set forth in Section 2.7,

             (a) If: (i) any amount payable by a Borrower hereunder or in connection herewith is received by the Agent or any Lender in a currency (the "Payment Currency") other than that agreed to be payable hereunder (the "Agreed Currency"), whether as a result of any judgment or order or the enforcement thereof, the liquidation of such Borrower or otherwise howsoever; and (ii) the amount produced by converting the Payment Currency so received into the Agreed Currency is less than the relevant amount of the Agreed Currency; then such Borrower shall indemnify each of the Agent and the Lenders for the deficiency and any loss sustained as a result. Such conversion shall be made at such prevailing rate of exchange, on such date and in such market as is determined by the Agent, or the relevant Lender as being most appropriate for such conversion. Such Borrower shall in addition pay the costs of such conversion.

            (b) The above indemnity shall constitute separate and independent obligations of each Borrower from its other obligations hereunder and shall apply irrespective of any indulgence granted by the Agent or any Lender.


XVI. BORROWING AGENCY
     ----------------

     16.1.  Borrowing Agency Provisions.
            ---------------------------

            (a) Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

            (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Neither Agent nor any Lender shall incur liability to Borrowers as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Borrower hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

            (c) All U.S. Obligations shall be joint and several obligations of the U.S. Borrowers, and each U.S. Borrower shall make payment upon the maturity of the U.S. Obligations by acceleration or otherwise, and such obligation and liability on the part of each U.S. Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Agent or any Lender to any other U.S. Borrower, failure of Agent or any Lender to give any U.S. Borrower notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any U.S. Borrower, the release by Agent or any Lender of any Collateral now or thereafter acquired from any U.S. Borrower, and such agreement by each U.S. Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other U.S. Borrowers or any Collateral for such U.S. Borrower's Obligations or the lack thereof.

            (d) All European Obligations shall be joint and several as among the European Borrowers, and each European Borrower shall make payment upon the maturity of the European Obligations by acceleration or otherwise, and such obligation and liability on the part of each European Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Agent or any Lender to any other European Borrower, failure of Agent or any Lender to give any European Borrower notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any European Borrower, the release by Agent or any Lender of any Collateral now or thereafter acquired from any European Borrower, and such agreement by each European Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other European Borrowers or any Collateral for such European Borrower's European Obligations or the lack thereof.

       16.2.  Waiver of Subrogation.
              ---------------------

       Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers' property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.


XVII.  GUARANTY.
       --------

       17.1.  Cross-Guaranty.
              --------------

              (a) U.S. Cross-Guaranty.  Each U.S. Borrower hereby acknowledges
                  -------------------
       and agrees that such U.S. Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to each other U.S. Borrower, Agent and Lenders the full and prompt payment of, all U.S. Obligations owed or hereafter owing by each other U.S. Borrower. Each U.S. Borrower further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by Lender in endeavoring to collect all or any part of the U.S. Obligations from, or in prosecuting any action against, such U.S. Borrower or any other guarantor of all or any part of the U.S. Obligations.

              (b) European Cross-Guaranty.  Each European Borrower hereby
                  -----------------------
       acknowledges and agrees that such European Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to each other European Borrower, Agent and Lenders the full and prompt payment of, all European Obligations owed or hereafter owing by each other European Borrower. Each European Borrower further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by the Lenders in endeavoring to collect all or any part of the European Obligations from, or in prosecuting any action against, such European Borrower or any other guarantor of all or any part of the European Obligations. No guarantee, indemnity, joint or other obligation, as referred to in this Section 17.1(b), provided by ThermiSol Denmark shall be made or construed or enforced as serving (directly or indirectly) as security for any indebtedness to the Lenders with respect to any obligation of a direct or indirect shareholder of ThermiSol Denmark.

            (c) Guaranty by U.S. Borrowers of the European Obligations.  Each
                ------------------------------------------------------
     U.S. Borrower hereby acknowledges and agrees that such U.S. Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to each other Borrower, Agent and Lenders the full and prompt payment of all, European Obligations owed or hereafter owing by each European Borrower. Each U.S. Borrower further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses paid or incurred by the Lenders in endeavoring to collect all or any part of the European Obligations from, or in prosecuting any action against such U.S. Borrower or any other guarantor of all or any part of the European Obligations.

     17.2.  Contribution with Respect to Guaranty Obligations.
            -------------------------------------------------

            (a) To the extent that any Borrower shall make a payment under this
     Section 17 of all or any of the Obligations for which such Borrower is not primarily liable (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Borrower, exceeds the amount which such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Borrowers in effect immediately prior to the making of such Guarantor Payment, then such
                                                                       ----
     Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, the other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in
                  --- ----
     effect immediately prior to such Guarantor Payment.

            (b) As of any date of determination, the "Allocable Amount" of any
                                                      --------- ------
     Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower under this Section 17 without rendering such claim voidable or avoidable under Section 548 of chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

            (c) This subsection 17.2 is intended only to define the relative rights of the Borrowers and nothing set forth in this subsection 17.2 is intended to or shall impair the obligations of the Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, and nothing contained in this subsection 17.2 shall limit the liability of any Borrower to pay the Obligations for which it is primarily liable.

            (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of any Borrower to which such contribution and indemnification is owing.

     17.3.  Obligations Absolute.
            --------------------

     The liability of each Borrower to Agent and Lenders hereunder shall not be affected or impaired by any of the following: (a) the validity or enforceability of the Obligations or any part thereof, or of the Note or other instrument or document evidencing all or any part of the Obligations, (b) the absence of any attempt to collect the Obligations from a Borrower or any other guarantor or other action to enforce the same, (c) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations; (d) one or more extensions or renewals of Obligations (whether or not for longer than the original period) or any modification of the interest rates, fees, maturities or principal amount of, or other contractual terms applicable to any Obligations; (e) any waiver or indulgence granted to a Borrower, any delay or lack of diligence in the enforcement of Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Obligations; (f) any full or partial release of; compromise or settlement with, or agreement not to sue a Borrower or any guarantor or other person liable in respect of any Obligations; (g) any release, surrender, cancellation or other discharge of any evidence of any of the Obligations or the acceptance of any instrument in renewal or substitution therefore; (h) any failure to obtain collateral security (including rights of setoff) for any of the Obligations, or to obtain or maintain the proper or sufficient creation and perfection thereof; or to establish the priority thereof; or to preserve, protect, insure care for, exercise or enforce any collateral security; (i) any collection, sale, lease or disposition of; or any other foreclosure or enforcement of or realization on, any collateral security;
(j) any assignment, pledge or other transfer of any of the Obligations or any evidence thereof; (k) any manner, order or method of application of any payments or credits upon any of the Obligations; (1) Agent's or any Lender's election, in any case or proceedings under the Bankruptcy Code of the application of Section 111 (b)(2) thereof; (xiii) any borrowing or grant of a Lien by a Borrower as debtor in possession under Section 364 of the Bankruptcy Code and (m) the disallowance under the Bankruptcy Code of all or any portion of Agent's or such Lender's claim for repayment of the Obligations. Each Borrower hereby waives any and all legal and equitable defenses and discharges available to a surety guarantor, or accommodation co-obligor.

     Each Borrower hereby assumes responsibility for keeping itself informed of the financial condition of the other Borrower, and any and all endorsers and other guarantors of any agreement, instrument or document evidencing or security all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and each Borrower hereby agrees that neither Agent nor any Lender shall have any duty to advise such Borrower of information regarding such condition or any such circumstances. Each Borrower hereby acknowledges familiarity with the other Borrower's financial condition and has not relied on any statements by Agent or Lenders in obtaining such information. In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, it shall not be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable credit practices, Agent wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to such Borrower.

     17.4.  Waiver.
            ------

     UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, AGENT OR ANY LENDER MAY, AT ITS SOLE ELECTION, PROCEED DIRECTLY WITHOUT NOTICE, AGAINST A BORROWER TO COLLECT AND RECOVER ALL OR ANY PART OF THE OBLIGATIONS WITHOUT FIRST PROCEEDING AGAINST THE OTHER BORROWER, ANY OTHER GUARANTOR, OR ANY COLLATERAL FOR THE
OBLIGATIONS.

     EACH BORROWER ALSO WAIVES ALL SETOFFS AND COUNTERCLAIMS AND ALL PRESENTMENTS, DEMANDS FOR PERFORMANCE, NOTICES OF NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, NOTICES OF DISHONOR, AND NOTICES OF ACCEPTANCE OF THIS GUARANTY. EACH BORROWER FURTHER WAIVES ALL NOTICES OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS, ARISING EITHER FROM ADDITIONAL LOANS EXTENDED TO THE OTHER BORROWERS OR OTHERWISE, AND EXCEPT FOR NOTICES EXPRESSLY REQUIRED HEREUNDER, ALSO WAIVES ALL NOTICES THAT THE PRINCIPAL AMOUNT, OR ANY PORTION THEREOF, OR ANY INTEREST ON ANY AGREEMENT, INSTRUMENT OR DOCUMENT EVIDENCING OR SECURING ALL OR ANY PART OF THE OBLIGATIONS IS DUE, NOTICES OF ANY AND ALL PROCEEDINGS TO COLLECT FROM THE MAKER, ANY ENDORSER OR ANY OTHER GUARANTOR OF ALL OR ANY PART OF THE OBLIGATIONS, OR FROM ANY OTHER PERSON, AND TO THE EXTENT PERMITTED BY LAW, NOTICES OF EXCHANGE, SALE, SURRENDER OR OTHER HANDLING OF ANY COLLATERAL GIVEN TO AGENT AND LENDERS TO SECURE PAYMENT OF THE OBLIGATIONS.

     17.5.  Recovery.
            --------

     Each Borrower agrees that, to the extent that the other Borrower makes a payment or payments to Agent or any Lender, or receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such other Borrower, its estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this cross guaranty shall continue to be in existence and full force and effect, irrespective of whether any evidence of the Obligations has been surrendered or canceled.

     17.6.  Liability Cumulative.
            --------------------

     The liability of the Borrowers under this Section 17 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement and the Other Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     Each of the parties has signed this Agreement as of the day and year first above written.

U.S. BORROWERS:               WINCUP HOLDINGS, INC.


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              RADNOR CHEMICAL CORPORATION


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              STYROCHEM U.S., LTD.


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              RADNOR HOLDINGS CORPORATION


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              RADNOR DELAWARE, INC.


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              STYROCHEM DELAWARE, INC.


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

                              WINCUP TEXAS, LTD.


                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  SVP
                                    ------------------------

EUROPEAN BORROWERS:      STYROCHEM EUROPE (THE NETHERLANDS) B.V.

                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  Authorized Representative
                                    -------------------------


                              STYROCHEM FINLAND OY

                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  Director
                                    ------------------------


                              THERMISOL DENMARK A/S

                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  Director
                                    ------------------------


                              THERMISOL SWEDEN AB

                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  Director
                                    ------------------------


                              THERMISOL FINLAND OY

                              By:  /s/ R. Radcliffe Hastings
                                   -------------------------
                              Its:  Director
                                    ------------------------

                              BANK OF AMERICA, N.A.,
                              as a Lender and as Agent


                              By:  /s/ David Noda
                                   ------------------------
                              Its:  Managing Director
                                    -----------------------

                              Commitment Percentage: 50%


                              FIRST UNION NATIONAL BANK,
                              as a Lender


                              By:  /s/Constantin E. Chepurny
                                   _________________________
                              Its: Senior Vice President
                                   ________________________

                              Commitment Percentage: 50%

                                       3